As filed with the Securities and Exchange Commission on March 15, 2004

Registration No. 33-54126; 811-7332

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 50    ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54     ☒

(Check appropriate box or boxes)

BARCLAYS GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as specified in Charter)

45 Fremont Street

San Francisco, CA 94105

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 244-1544

Susan C. Mosher

c/o Investors Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Avenue, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to Rule 485(b), or	☐	on pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(1), or	☐	on pursuantto Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2), or	☐	on pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 50 is being filed to add to the Registration Statement of Barclays Global Investors Funds (the “Trust”) audited financial statements and certain related financial information for the fiscal year ended December 31, 2003 for the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio (the “Portfolios”), and to make certain other changes to the prospectuses and statement of additional information for the Portfolios of the Trust.

PROSPECTUS/MARCH 15, 2004

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

LifePath® Portfolios

Class I Shares

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time.

BARCLAYS GLOBAL INVESTORS FUNDS

			LifePath®	2040
			LifePath®	2030
		LifePath®	2020
	LifePath®	2010
LifePath®	Retirement

LIFEPATH BASICS

3	LifePath Overview

4	LifePath Investment Objectives

5	Principal Investment Strategies Common to All LifePath Portfolios

7	Principal Investment Strategies for Each LifePath Portfolio

8	Principal Risk Factors

13	Investment Returns

21	Fees and Expenses

LIFEPATH DETAILS

23	The LifePath Investment Mission

24	The LifePath Investment Model

25	Principal Investments

30	Management of the LifePath Portfolios

31	Shareholder Information

36	Financial Highlights

41	Disclaimers

LIFEPATH BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio (formerly the LifePath Income Portfolio) that is already in its most conservative phase.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 34.

LIFEPATH BASICS	3

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

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Principal Investment Strategies Common to All LifePath Portfolios

The LifePath Portfolios pursue a common strategy by investing all of their assets in a corresponding Master Portfolio which allocates and reallocates among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

Two of the Underlying Funds—the Master Investment Portfolio Active Stock Master Portfolio (the “Active Stock Master Portfolio”) and the Master Investment Portfolio CoreAlpha Bond Master Portfolio (the “CoreAlpha Bond Master Portfolio”) (collectively, the “Underlying Master Portfolios”)—are diversified portfolios of Master Investment Portfolio (MIP). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. Barclays Global Fund Advisors (BGFA) invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The Underlying Funds also include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

LIFEPATH BASICS	5

Asset Allocation Decisions

In determining the allocation of assets to the Underlying Funds, BGFA, the Master Portfolios’ investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world’s equity and bond markets. BGFA then allocates the LifePath Portfolios’ assets among the various Underlying Funds. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Principal Risk Factors” section of this prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

This strategy stems from the belief that asset allocation decisions, for example, choosing between stocks and bonds, matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance

Two general rules of investing have shaped the LifePath Portfolios’ investment strategies:

■	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

■	The longer an investor’s time horizon, the greater his or her risk tolerance, as investments have more time to recover from losses.

The LifePath Portfolios with longer time horizons assume more risk by investing a greater percentage of their assets in stock funds. This assumption of greater risk is linked with those LifePath Portfolios’ pursuit of greater returns. As each LifePath Portfolio approaches the decade identified by its name (except for the LifePath Retirement Portfolio, which has already reached its most conservative phase), it systematically reduces the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the chance of variations in the value of your LifePath investment as the time nears for you to begin drawing on it.

After a LifePath Portfolio Reaches Its Time Horizon

By the time a LifePath Portfolio reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Retirement Portfolio has already entered this phase). This does not mean, however, that it invests exclusively in the underlying money market fund. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Portfolio’s assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

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Principal Investment Strategies for Each LifePath Portfolio

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 15, 2004, the LifePath Retirement Portfolio intends to hold about 34% of its assets in the underlying stock funds, 65% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund.

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. As of March 15, 2004, the LifePath 2010 Portfolio intends to hold about 49% of its assets in the underlying stock funds, 50% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. As of March 15, 2004, the LifePath 2020 Portfolio intends to hold about 66% of its assets in the underlying stock funds, 33% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. As of March 15, 2004, the LifePath 2030 Portfolio intends to hold about 79% of its assets in the underlying stock funds, 20% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. As of March 15, 2004, the LifePath 2040 Portfolio intends to hold about 89% of its assets in the underlying stock funds, 10% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

LIFEPATH BASICS	7

Principal Risk Factors

Each LifePath Portfolio has a different level of risk. The LifePath Portfolios with shorter time horizons (LifePath Retirement and LifePath 2010, for instance) will tend to be less risky and have lower expected returns than the LifePath Portfolios with longer time horizons (LifePath 2030 and LifePath 2040).

Each LifePath Portfolio, through its corresponding Master Portfolio’s investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Portfolio’s time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Portfolio emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Portfolio, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Portfolio emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Retirement Portfolio, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Portfolios could lose money or the LifePath Portfolios’ performance could trail that of alternative investments.

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. The stocks in an index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Security Selection Risk

Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of an Underlying Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit Risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk then U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Interest Rate Risk

Interest Rate Risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Concentration Risk

If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

LIFEPATH BASICS	9

Market Trading Risks

The Underlying Funds that are ETFs are subject to certain additional risks due to their being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value (NAV) per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Model Risk

Although the model used to manage the LifePath Portfolios’ assets has been developed and refined over many years, neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

Derivatives

Derivatives include futures contracts, options on futures contracts and swaps. Derivatives are financial instruments. whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

LifePath Portfolio investments are not bank deposits or obligations of BGFA or Barclays Global Investors, N.A. (BGI), the parent corporation of BGFA. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds (BGIF) Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Differences Among LifePath Portfolios

The LifePath Retirement and the LifePath 2010 Portfolios are currently subject to the highest levels of Bond Investment Risk of all of the LifePath Portfolios. The LifePath 2020 Portfolio is currently subject to a significant level of Bond Investment Risk, but less than the LifePath Retirement and LifePath 2010 Portfolios. The LifePath 2030 and the LifePath 2040 Portfolios currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios, in descending order, are primarily subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The LifePath 2010 Portfolio also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but to a lesser degree than the LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios. The LifePath Retirement Portfolio currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

Otherwise, all of the LifePath Portfolios are subject to each of the risks described here and the additional risks described in the LifePath Portfolios’ Statement of Additional Information (SAI).

Who May Want to Invest in LifePath Portfolios

Which LifePath Portfolio to Consider

The first step in creating your LifePath Portfolio is answering a key question: When will you need the money? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire? Once you have an answer to this question, LifePath can help you determine your portfolio’s asset mix.

The number in the name of the LifePath Portfolios is actually a year—a “target year” when you might expect to begin withdrawing your money. Selecting the asset mix that may be most appropriate for your withdrawal date may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 40 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

LIFEPATH BASICS	11

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The graph also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, the bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon

■	the LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan to begin withdrawing, a substantial portion of their investment in the near future.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for each LifePath Portfolio for each full calendar year since inception*. The average annual total return tables (before and after taxes) compare the average annual total returns of the Class I of each LifePath Portfolio with the returns of a corresponding index for one and five years and since inception. For all periods shown below, the returns for each LifePath Portfolio reflect the direct investment by its corresponding master portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for each LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio – Class I

Year-By-Year Returns

Highest Quarter Return: 2nd Quarter 2003	Lowest Quarter Return: 3rd Quarter 2002

7.22%	-4.24%

*	The predecessor funds were the Stagecoach Trust LifePath Funds. The performance information shown in both the bar charts and tables for periods before March 26, 1996 (the date the BGIF’ LifePath Portfolios commenced operations) shows the performance of the Institutional Class shares of the predecessor funds. The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios.

LIFEPATH BASICS	13

LifePath 2010 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

10.12%	-8.38%

LifePath 2020 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

14.61%	-11.53%

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LifePath 2030 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

18.02%	-13.69%

LifePath 2040 Portfolio—Class I

Year-By-Year Returns

The highest and lowest quarterly returns for Class I of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

21.72%	-15.79%

LIFEPATH BASICS	15

LIFEPATH RETIREMENT AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF DECEMBER 31, 2003) Class I Shares–Commenced Operations on March 26, 1996

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath Retirement Portfolio
Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	11.95 11.38 7.86	% % %	4.38 2.69 2.82	% % %	6.50 4.66 4.55	% % %

Russell 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(2)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The Indexes are calculated from February 28, 1994.
(4)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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LIFEPATH 2010 AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF DECEMBER 31, 2003) Class I Shares–Commenced Operations on March 26, 1996.

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath 2010 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	15.66 15.15 10.32	% % %	3.02 1.36 1.80	% % %	7.95 6.18 5.99	% % %

Russell 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(2)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The Indexes are calculated from February 28, 1994.
(4)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFEPATH BASICS	17

LIFEPATH 2020 AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF DECEMBER 31, 2003) Class I Shares–Commenced Operations on March 26, 1996.

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath 2020 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	20.61 20.22 13.58	% % %	1.62 0.41 0.87	% % %	8.61 7.13 6.81	% % %

Russell 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(2)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The Indexes are calculated from February 28, 1994.
(4)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

18	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF DECEMBER 31, 2003) Class I Shares–Commenced Operations on March 26, 1996.

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath 2030 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	23.86 23.60 15.75	% % %	0.71 -0.71 0.15	% % %	9.15 7.68 7.41	% % %

Russell 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004 the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(2)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The Indexes are calculated from February 28, 1994.
(4)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFEPATH BASICS	19

LIFEPATH 2040 AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF DECEMBER 31, 2003) Class I Shares–Commenced Operations on March 26, 1996.

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath 2040 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	27.64% 27.41 18.20	% %	-0.31% -1.39 -0.51	% %	9.56 8.31 7.97	% % %

Russell 3000 Index(4) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(5) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(2)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(3)	The Indexes are calculated from February 28, 1994.
(4)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(5)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

20	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class I shares. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class I shares that would be in addition to the fees and expenses shown here.

The LifePath Portfolios have appointed shareholder-servicing agents to service individual LifePath Portfolio accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder-servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The LifePath Portfolios do not charge extra for these services, but compensate shareholder-servicing agents as part of their operating expenses.

The total annual operating expense ratios in the table and the example below reflect the expenses of the Class I shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflects a weighted average of the total operating expense ratios of the Underlying Funds in which each LifePath Portfolio intends to invest.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS I ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040

Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%

Other Expenses

Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%

All Other(1)	0.34%	0.34%	0.34%	0.34%	0.33%

Total Annual Operating Expenses(2)	1.19%	1.19%	1.19%	1.19%	1.18%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been restated to reflect estimated amounts for the current fiscal year.
(2)	Total Annual Operating Expenses have been restated to reflect estimated amounts for the current fiscal year. BGFA has voluntarily agreed to waive investment advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds. These voluntary waivers may be eliminated by BGFA at any time. The total annual operating expense ratios of the Class I shares of the LifePath Portfolios after BGFA has waived investment advisory fees at the Master Portfolio level are as follows:

NET EXPENSES

LifePath Retirement	0.85%

LifePath 2010	0.85%

LifePath 2020	0.85%

LifePath 2030	0.85%

LifePath 2040	0.85%

LIFEPATH BASICS	21

Example

The example on the next page is intended to help you compare the costs of investing in Class I shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class I of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses (before waiver) reflected above. The example further assumes your investment earns an annual return of 5% over the periods and that operating expenses remained the same throughout the time periods shown.

The LifePath Portfolios Class I do not charge a fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS

LifePath Retirement	$121	$378	$654	$1,443

LifePath 2010	$121	$378	$654	$1,443

LifePath 2020	$121	$378	$654	$1,443

LifePath 2030	$121	$378	$654	$1,443

LifePath 2040	$120	$375	$649	$1,432

The remainder of this page is intentionally left blank

22	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH DETAILS

The LifePath Investment Mission

With their approach to investing based on a fixed time horizon, the LifePath Portfolios can serve as the core of an investor’s portfolio.

The LifePath Portfolios seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Portfolios (other than the LifePath Retirement Portfolio) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the LifePath Portfolio’s name. For example, LifePath 2010 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, LifePath 2040 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Retirement Portfolio is designed for investors who are currently withdrawing or who plan to begin withdrawing a substantial portion of their investment in the near future.

LIFEPATH DETAILS	23

The LifePath Investment Model

Each LifePath Portfolio seeks to achieve its objective through an investment strategy that relies on one of BGFA’s proprietary investment models

BGFA employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how BGFA adjusts the LifePath Portfolios’ asset allocations is to regard the statistically determined risk in each LifePath Portfolio as its “risk budget.” BGFA’s analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the LifePath Portfolio’s risk budget.

Different asset allocations can have the same risk of loss but with different expected returns. BGFA seeks the asset allocation that offers the highest expected return while keeping within a LifePath Portfolio’s statistically determined risk of loss.

Remember, expected returns are not guaranteed returns. Rather, expected returns are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely loss scenarios, but it does not cover all possible losses.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investments

The LifePath Portfolios, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

■	stocks, including:

■	stocks of the largest U.S. companies

■	stocks of all other publicly traded U.S. companies

■	stocks of issuers located outside the U.S., including those located in emerging markets

■	bonds

■	real estate investment trusts (REITs)

■	money market instruments

Within stocks and bonds are sub-categories of securities:

■	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

■	Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

■	U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short- term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

LIFEPATH DETAILS	25

The following table lists the Underlying Funds and the approximate initial asset allocations for each Master Portfolio. Each Master Portfolio’s investment adviser allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040

Master Investment Portfolio Active Stock Master Portfolio	21%	32%	44%	53%	63%

iShares S&P 500 Index Fund	0%	0%	0%	0%	0%

iShares S&P MidCap 400 Index Fund	2%	2%	3%	3%	3%

iShares Russell MidCap Index Fund	0%	0%	0%	0%	0%

iShares Russell 2000 Index	2%	2%	2%	3%	3%

iShares Cohen & Steers Realty Majors Index Fund	0%	0%	0%	0%	0%

INTERNATIONAL EQUITY FUNDS

iShares MSCI EAFE Index Fund	9%	13%	17%	20%	20%

iShares MSCI Emerging Markets Index Fund	0%	0%	0%	0%	0%

FIXED-INCOME FUNDS

iShares Lehman Aggregate Bond Fund	0%	0%	0%	0%	0%

Master Investment Portfolio CoreAlpha Bond Master Portfolio	65%	50%	33%	20%	10%

MONEY MARKET FUND

BGIF Institutional Money Market Fund	1%	1%	1%	1%	1%

Note: The allocation percentages may not add to 100% due to rounding

Description of Underlying Funds

Each LifePath Portfolio invests in some or all of the Underlying Funds described below. Please refer to the chart above for information regarding the possible investment percentage allocation for each Master Portfolio as to each Underlying Fund.

Each of the Underlying Funds that is an ETF seeks to reproduce Index returns gross of management fees and other costs, and is not actively managed. Two of the Underlying Funds in which the Master Portfolios may invest are diversified portfolios of Master Investment Portfolio funds that rely on portfolio managers for investment determinations.

In managing the ETFs, BGFA uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

26	BARCLAYS GLOBAL INVESTORS FUNDS

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (S&P) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. The average dollar-weighted maturity for the CoreAlpha Bond Master Portfolio typically ranges from 3 to 5 years. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. Although the CoreAlpha Bond Master Portfolio normally invests primarily in investment grade securities, it may also invest up to 10% of its assets in securities rated below investment grade.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

LIFEPATH DETAILS	27

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (MSCI) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The index is designed to measure equity market performance in the global emerging markets. As of March 2003, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the index. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the index. BGFA does not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

28	BARCLAYS GLOBAL INVESTORS FUNDS

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

“Standard & Poor’s®,” “S&P®,” “S&P500®,” “Standard & Poor’s 500,” “S&P 500 Index, “ “S&P MidCap 400 Index,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard &Poor’s makes no representation regarding the advisability of investing in iShares.

Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.

“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

MSCI is a registered trade mark of Morgan Stanley Capital International Inc. MSCI) and its affiliates and has been licensed for use for certain purposes by BGI. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with Barclays Global Investors, N.A. and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

LIFEPATH DETAILS	29

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. These voluntary waivers may be eliminated by BGFA at any time. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the LifePath Portfolios. Instead, a team of investment professionals evaluates recommendations made by BGFA’s proprietary mathematical model. This process reflects BGFA’s commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over one trillion dollars in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

Administrative Services

The LifePath Portfolios’ administrator, BGI provides services related to:

■	management of the LifePath Portfolios’ non-investment operations

■	preparation of reports for the LifePath Portfolios’ Board of Trustees

■	preparation of reports required by the Securities and Exchange Commission and state securities commissions

■	preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and distribution fees, if any, payable as a result of a Distribution Plan and certain expenses which are borne by the LifePath Portfolios.

30	BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	invest through an employer-sponsored or individual retirement savings plan;

■	invest the proceeds rolled over from such plan into an individual retirement account (IRA); or

■	maintain an account with Investors Bank & Trust (IBT) or one of the LifePath Portfolios’ shareholder-servicing agents authorized to sell and service LifePath Portfolio shares.

■	Invest a minimum of $1 million directly through IBT.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

■	Tax-deferred investor. Invest through a shareholder-servicing agent as provided in your benefit plan documents. Your shareholder-servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law. Your shareholder-servicing agent also is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Qualified buyer. Invest through an account set up with your shareholder-servicing agent. Your shareholder-servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Direct buyer. Invest through the LifePath Portfolios’ Transfer Agent, IBT. See “Special Instructions for Direct Buyers” on page 31.

You may be asked to provide information to verify your identity when opening an account.

You must submit your purchase order by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order, including an exchange, for any reason. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or shareholder-servicing agent.

■	Tax-deferred investor. Contact your Plan Sponsor or shareholder-servicing agent.

■	Qualified buyer. Contact your shareholder-servicing agent.

■	Direct buyer. See “Special Instructions for Direct Buyers” on page 31.

LIFEPATH DETAILS	31

You may sell LifePath Portfolio shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information or clarification, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The LifePath Portfolios allow investors to exchange shares free of charge between other BGI Funds. Before buying shares through an exchange, you should obtain a copy of that LifePath Portfolio’s prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544.

Each LifePath Portfolio reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the LifePath Portfolio believes doing so is in the best interest of other shareholders in the LifePath Portfolio. They may also modify or terminate this exchange privilege by giving 60 days’ written notice.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a LifePath Portfolio, can add to or redeem from their LifePath Portfolio account by wire instructions, by phone or through the mail.

■	To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

Investors Bank & Trust Co.

ABA #011001438

Attn: Transfer Agent

Account # DDA 555555535

For Further Credit to: Barclays Global Investors Funds

Shareholder Account Name:

Shareholder Account Number:

Fund Number:

LifePath Retirement: 1002

LifePath 2010:            1012

LifePath 2020:            1022

LifePath 2030:            1032

LifePath 2040:            1042

■	To invest by mail, make your check payable to the LifePath Portfolio of your choice. Please include the LifePath Portfolio number and account number on your check. You will find them on your monthly statements.

■	To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5 p.m., Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the LifePath Portfolios may be held

32	BARCLAYS GLOBAL INVESTORS FUNDS

liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

■	To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your LifePath Portfolio, account and taxpayer identification numbers. All account signatories must sign the order.

■	Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

■	When a direct buyer purchases LifePath Portfolio shares and then quickly sells, the LifePath Portfolios may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*	If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**	If you direct the sale’s proceeds to someone other than your account’s owner of record, to an address other than your account’s address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

Calculating the LifePath Portfolios’ Share Price

IBT calculates each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern Time) (Valuation Time) on each Business Day. The assets of each LifePath Portfolio reflects the NAV of its respective Master Portfolio, which consist of shares of the Underlying Funds (along with Government Securities and short-term paper), which determine their respective NAVs as discussed below.

The price at which a purchase or redemption of LifePath Portfolio shares is based on the next calculation of NAV after the order is received in proper form. An exchange of a LifePath Portfolio’s shares for shares of another BGI Portfolio will be treated as a sale of the LifePath Portfolio’s shares and any gain on the transaction may be subject to federal income tax.

Determination of NAV for the Underlying Master Portfolios

Investments in the Underlying Master Portfolios are valued based on an interestholder’s proportionate ownership interest in an Underlying Master Portfolio’s aggregate net assets (Net Assets) (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of an Underlying Master Portfolio’s Net Assets is determined as of the Valuation Time on each Business Day. An Underlying Master Portfolio’s investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP’s Board of Trustees.

Determination of NAV for the Underlying iShares Emerging Markets Index Fund

The NAV for the Underlying iShares Emerging Markets Index Fund is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the American Stock Exchange LLC (AMEX) is open for trading. The formula calls for deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding. The securities are valued at their current market prices. If such prices are not readily available, estimates of the securities’ fair value are used in accordance with guidelines approved by iShares Trust’s Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates used by MSCI in calculating the performance of the underlying index (currently, exchange rates as of 4:00 p.m. London time). However, a different rate from the rate used by MSCI may be used if BGFA concludes that a different rate is more appropriate. Any use of a different rate from the rates used by MSCI may adversely affect the Fund’s ability to track its underlying index.

Determination of NAV for all other Underlying iShares Funds

The NAV for each of the other Underlying iShares Funds is calculated in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the AMEX (or relevant national securities exchange on which the Underlying iShares Fund is listed) is open for trading. The formula calls for deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding. The securities are valued at their current market prices. If such prices are not readily available, estimates of the securities’ fair value are used in accordance with guidelines approved by iShares Trust’s Board of Directors.

LIFEPATH DETAILS	33

Determination of NAV for the Underlying Money Market Fund

The Underlying BGIF Institutional Money Market Fund’s share price (also known as the Fund’s NAV) is calculated in accordance with the standard formula for valuing mutual fund shares at the Valuation Time on each Business Day. The Fund is open every day the NYSE is open, with the exception of Columbus Day and Veteran’s Day. The formula calls for deducting all of the Fund’s liabilities from the total value of its assets—the market value of the securities it holds, plus cash reserves—and dividing the result by the number of shares outstanding. The amortized cost method is used to account for any premiums or discounts above or below the face value of the securities the Fund buys. The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

LifePath Portfolio Distributions

The LifePath Portfolios distribute any net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional Class I shares of your LifePath Portfolio, unless you request payment in cash.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

Under recent changes to the Internal Revenue Code, an individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

LifePath Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS

Qualified dividend income distribution	Qualified dividend income

Other income distribution	Ordinary income

Short-term capital gain distribution	Ordinary income

Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS

You sell shares owned for more than one year	Long-term capital gain or loss

You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds

34	BARCLAYS GLOBAL INVESTORS FUNDS

appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

The LifePath Portfolios are required to withhold 28% as “backup withholding” on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven’t given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn’t apply, the Internal Revenue Service (IRS) notifies the LifePath Portfolios that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt or foreign investors, or those holding fund shares through a tax-deferred account such as a 401(k) plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio that has substantially identical investment objectives, strategies and policies as the individual LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each LifePath Portfolio’s Board of Trustees retains the right to withdraw the LifePath Portfolio’s assets from the Master Portfolio if it believes doing so is in the shareholders’ best interests. If the Trustees decide to withdraw the LifePath Portfolio’s assets, they would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds. The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

LIFEPATH DETAILS	35

Financial Highlights

The following tables provide a picture of the Class I shares of each LifePath Portfolio’s financial performance. The per share information reflects financial results for a single LifePath Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the LifePath Portfolios, assuming reinvestment of all dividends and distributions. KPMG LLP audited the information for the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999. For all other periods, PricewaterhouseCoopers LLP audited the information. The independent auditor’s report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

	LIFEPATH RETIREMENT PORTFOLIO CLASS I

	Year Ended Dec. 31, 2003		Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999

Net asset value, beginning of period	$10.03		$10.59		$10.77		$11.18	$11.53	$11.56

Income from investment operations:
Net investment income	0.19		0.21		0.34	(2)	0.44	0.43	0.42
Net realized and unrealized gain (loss)	1.00		(0.40)		(0.10)	(2)	0.23	0.12	0.34

Total from investment operations	1.19		(0.19)		0.24		0.67	0.55	0.76

Less distributions from:
Net investment income	(0.19)		(0.28)		(0.35)		(0.44)	(0.43)	(0.42)
Net realized gain	(0.00)	(3)	(0.09)		(0.07)		(0.64)	(0.47)	(0.37)

Total distributions	(0.19)		(0.37)		(0.42)		(1.08)	(0.90)	(0.79)

Net asset value, end of period	$11.03		$10.03		$10.59		$10.77	$11.18	$11.53

Total return	11.95%		(1.78)%	(4)	2.25%		6.16%	4.82%	6.70%

Ratios/Supplemental data:
Net assets, end of period (000s)	$60,944		$40,509		$36,936		$32,763	$28,772	$51,281
Ratio of expenses to average net assets(5)	0.85%		0.85%		0.89%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(5)	1.81%		2.47%		3.19%	(2)	4.00%	3.63%	3.55%
Portfolio turnover rate(6)	29%		56%		116%	(7)	58%	55%	66%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Rounds to less than $0.01.
(4)	Not annualized.
(5)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(6)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(7)	Portfolio turnover rate excluding in-kind transactions was 52%.

36	BARCLAYS GLOBAL INVESTORS FUNDS

	LIFEPATH 2010 PORTFOLIO CLASS I

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999

Net asset value, beginning of period	$10.82	$11.85		$12.46		$13.49	$14.29	$13.90

Income from investment operations:
Net investment income	0.18	0.19		0.31	(2)	0.41	0.42	0.38
Net realized and unrealized gain (loss)	1.49	(1.00)		(0.46)	(2)	(0.16)	0.71	1.01

Total from investment operations	1.67	(0.81)		(0.15)		0.25	1.13	1.39

Less distributions from:
Net investment income	(0.19)	(0.20)		(0.33)		(0.41)	(0.42)	(0.38)
Net realized gain	—	(0.02)		(0.13)		(0.87)	(1.51)	(0.62)

Total distributions	(0.19)	(0.22)		(0.46)		(1.28)	(1.93)	(1.00)

Net asset value, end of period	$12.30	$10.82		$11.85		$12.46	$13.49	$14.29

Total return	15.66%	(6.85)%	(3)	(1.13)%		1.73%	7.92%	10.19%

Ratios/Supplemental data:
Net assets, end of period (000s)	$172,075	$121,627		$108,601		$89,988	$88,715	$132,798
Ratio of expenses to average net assets(4)	0.85%	0.86%		0.89%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(4)	1.64%	1.98%		2.59%	(2)	3.09%	2.80%	2.73%
Portfolio turnover rate(5)	23%	72%		86%	(6)	54%	49%	38%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 48%.

LIFEPATH DETAILS	37

	LIFEPATH 2020 PORTFOLIO CLASS I

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)	Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999

Net asset value, beginning of period	$11.89	$13.52	$14.55		$16.18	$16.38	$15.73

Income from investment operations:
Net investment income	0.19	0.17	0.23	(2)	0.31	0.32	0.31
Net realized and unrealized gain (loss)	2.24	(1.59)	(1.02)	(2)	(0.83)	1.47	1.58

Total from investment operations	2.43	(1.42)	(0.79)		(0.52)	1.79	1.89

Less distributions from:
Net investment income	(0.19)	(0.21)	(0.24)		(0.31)	(0.32)	(0.31)
Net realized gain	—	—	(0.00)	(3)	(0.80)	(1.67)	(0.93)

Total distributions	(0.19)	(0.21)	(0.24)		(1.11)	(1.99)	(1.24)

Net asset value, end of period	$14.13	$11.89	$13.52		$14.55	$16.18	$16.38

Total return	20.61%	(10.58)%	(5.44)%		(3.54)%	10.84%	12.42%

Ratios/Supplemental data:
Net assets, end of period (000s)	$386,387	$270,696	$319,935		$182,807	$143,052	$166,130
Ratio of expenses to average net assets(4)	0.85%	0.83%	0.89%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(4)	1.54%	1.59%	1.74%	(2)	1.99%	1.87%	1.91%
Portfolio turnover rate(5)	23%	67%	86%	(6)	39%	43%	36%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Rounds to less than $0.01.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 35%.

38	BARCLAYS GLOBAL INVESTORS FUNDS

	LIFEPATH 2030 PORTFOLIO CLASS I

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999

Net asset value, beginning of period	$11.56	$13.69		$15.77		$17.84	$18.57	$17.39

Income from investment operations:
Net investment income	0.18	0.13		0.18	(2)	0.23	0.26	0.24
Net realized and unrealized gain (loss)	2.55	(1.97)		(1.48)	(2)	(1.22)	2.22	2.06

Total from investment operations	2.73	(1.84)		(1.30)		(0.99)	2.48	2.30

Less distributions from:
Net investment income	(0.16)	(0.13)		(0.19)		(0.23)	(0.26)	(0.24)
Net realized gain	—	(0.16)		(0.59)		(0.85)	(2.95)	(0.88)

Total distributions	(0.16)	(0.29)		(0.78)		(1.08)	(3.21)	(1.12)

Net asset value, end of period	$14.13	$11.56		$13.69		$15.77	$17.84	$18.57

Total return	23.86%	(13.46)%	(3)	(8.25)%		(5.99)%	13.04%	13.55%

Ratios/Supplemental data:
Net assets, end of period (000s)	$176,647	$103,485		$108,538		$79,665	$84,016	$116,729
Ratio of expenses to average net assets(4)	0.85%	0.84%		0.89%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(4)	1.48%	1.28%		1.25%	(2)	1.32%	1.32%	1.35%
Portfolio turnover rate(5)	32%	68%		53%	(6)	27%	26%	19%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 25%.

LIFEPATH DETAILS	39

	LIFEPATH 2040 PORTFOLIO CLASS I

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999

Net asset value, beginning of period	$12.27	$14.73		$16.74		$20.64	$20.25	$18.77

Income from investment operations:
Net investment income	0.18	0.12		0.10	(2)	0.11	0.13	0.14
Net realized and unrealized gain (loss)	3.18	(2.48)		(1.93)	(2)	(2.20)	3.18	2.67

Total from investment operations	3.36	(2.36)		(1.83)		(2.09)	3.31	2.81

Less distributions from:
Net investment income	(0.16)	(0.10)		(0.10)		(0.10)	(0.13)	(0.14)
Net realized gain	—	—		(0.08)		(1.71)	(2.79)	(1.19)

Total distributions	(0.16)	(0.10)		(0.18)		(1.81)	(2.92)	(1.33)

Net asset value, end of period	$15.47	$12.27		$14.73		$16.74	$20.64	$20.25

Total return	27.64%	(16.03)%	(3)	(10.89)%		(10.81)%	16.01%	15.35%

Ratios/Supplemental data:
Net assets, end of period (000s)	$127,357	$74,352		$84,961		$97,863	$122,683	$163,883
Ratio of expenses to average net assets(4)	0.85%	0.83%		0.90%		0.95%	0.95%	0.95%
Ratio of net investment income to average net assets(4)	1.36%	1.05%		0.64%	(2)	0.50%	0.59%	0.72%
Portfolio turnover rate(5)	29%	62%		15%	(6)	20%	29%	19%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 15%.

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40	BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in iShares particularly or the ability of the Standard & Poor’s Indices to track general stock market performance. Standard & Poor’s only relationship to BGI or BGFA is the licensing of certain trademarks and trade names of Standard & Poor’s and of the Standard & Poor’s Indicies that are determined, composed and calculated by Standard & Poor’s without regard to BGI, BGFA or the Trust. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination or calculation of the equation by which iShares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of the iShares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the iShares or any member of the public regarding the advisability of investing in securities generally or in iShares, particularly or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed and calculated by Frank Russell Company without regard to BGI, BGFA or the Funds. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Russell Indices, Frank Russell Company is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination or calculation of the equation by which iShares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indices or any data included therein, even if notified of the possibility of such damages.

iShares, Inc. is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in funds generally or in these Funds particularly or the ability of the MSCI Indices to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Funds. MSCI has no obligation to take the needs of the Funds or the owners of iShares into consideration in determining, composing or calculating the MSCI Indices. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of these Funds to be issued or in the determination or calculation of the equation by which these Funds are redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices has any obligation or liability to owners of these Funds in connection with the administration, marketing or trading of iShares.

LIFEPATH DETAILS	41

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices guarantees the accuracy and or the completeness of the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of iShares, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Trust is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of iShares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which iShares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of iShares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored or endorsed by Lehman Brothers (Lehman). Lehman makes no representation or warranty, express or implied, to the owners of the iShares Lehman Aggregate Bond Fund (the “Lehman Fund”) or any member of the public regarding the advisability of investing in securities generally or in the Lehman Fund particularly, or the ability of the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”) to track the appropriate bond market performance. Lehman is the licensor of certain trademarks, service marks and trade names to BGI. The Lehman Index is determined, composed and calculated by Lehman without regard to BGI, BGFA or the Lehman Fund. Lehman has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Fund into consideration in determining, composing or calculating the Lehman Index. Lehman is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Lehman Fund to be issued or the determination or calculation of the redemption price per share. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Trust.

Lehman does not guarantee the quality, accuracy and/or the completeness of the Lehman Index or any data included therein. Lehman expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Lehman makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the Lehman Fund, or any other person or entity, from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Lehman Index or any data included therein, even if notified of the possibility of such damages.

42	BARCLAYS GLOBAL INVESTORS FUNDS

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The underlying indices identified herein are determined, composed and calculated by Standard & Poor’s, Frank Russell Company, MSCI, Cohen & Steers and Lehman without regard to any Fund. The AMEX is not responsible for nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The AMEX does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee’s customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject Indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the iShares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The NYSE has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the underlying indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIFEPATH DETAILS	43

For more detailed information on the LifePath Portfolios, request a copy of the LifePath Portfolios’ annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss the LifePath Portfolios’ investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected the LifePath Portfolios’ performance.

The SAI provides detailed information on the LifePath Portfolios. BGFA has electronically filed the SAI, dated March 15, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the reports and SAI free of charge, please call the LifePath Portfolios’ toll-free number:

1 877 BGI 1544

(1 877 244 1544)

or e-mail the LifePath Portfolios at

BGIFUNDS@seic.com

Or you may write Barclays Global Investors Funds:

c/o SEI Investments

Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission’s Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to:

Public Reference Section

of the SEC

Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.:

811-7332

BARCLAYS GLOBAL INVESTORS FUNDS

PROSPECTUS/MARCH 15, 2004

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

			LifePath®	2040
			LifePath®	2030
		LifePath®	2020
	LifePath®	2010
LifePath®	Retirement

LifePath® Portfolios

Class R Shares

The first mutual funds designed to offer individual investors comprehensive asset allocation strategies that adjust over time

BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH BASICS

3	LifePath Overview

4	LifePath Investment Objectives

5	Principal Investment Strategies Common to All LifePath Portfolios

7	Principal Investment Strategies for Each LifePath Portfolio

8	Principal Risk Factors

13	Investment Returns

21	Fees and Expenses

LIFEPATH DETAILS

23	The LifePath Investment Mission

24	The LifePath Investment Model

25	Principal Investments

29	Management of the LifePath Portfolios

30	Shareholder Information

35	Financial Highlights

41	Disclaimers

LIFEPATH BASICS

LifePath Overview

The LifePath Portfolios1 are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: stocks, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a LifePath Master Portfolio (each, a “Master Portfolio” and collectively, “Master Portfolios”), that has a substantially identical investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds the (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio (formerly, the LifePath Income Portfolio) that is already in its most conservative phase.

[1]	For simplicity’s sake, all discussion of investment objectives, strategies and risks of a particular LifePath Portfolio refers also to the objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears on page 34.

LIFEPATH BASICS	3

LifePath Investment Objectives

Each LifePath Portfolio seeks to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor’s time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains. Each LifePath Portfolio has its own time horizon which affects the acceptable risk level of the LifePath Portfolio and, in turn, its asset allocation.

Specifically:

■	LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

■	LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

■	LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

■	LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

■	LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Each LifePath Portfolio’s investment objective may be changed by the LifePath Portfolio’s Board of Trustees without shareholder approval.

4	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategies Common to All LifePath Portfolios

The LifePath Portfolios pursue a common strategy by investing all of their assets in a corresponding Master Portfolio which allocates and reallocates among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility. The LifePath Portfolios with shorter time horizons, accordingly, have lower expected returns than the LifePath Portfolios with longer time horizons.

Two of the Underlying Funds—the Master Investment Portfolio Active Stock Master Portfolio (the “Active Stock Master Portfolio”) and the Master Investment Portfolio CoreAlpha Bond Master Portfolio (the “CoreAlpha Bond Master Portfolio”) (collectively, the “Underlying Master Portfolios”)—are diversified portfolios of Master Investment Portfolio (MIP). The Master Investment Portfolio Active Stock Master Portfolio (the “Active Stock Master Portfolio”) seeks to provide long-term appreciation of capital. Barclays Global Fund Advisors (BGFA) invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The Underlying Funds also include exchange-traded funds (ETFs), which are investment companies that trade on an exchange like shares of common stock. The ETFs are each based on an index that is composed of a group of securities chosen to represent an entire stock or bond market, or a major market segment. The ETFs attempt to reproduce the return of their respective underlying indexes by holding some or all of the securities included in those indexes. An underlying index may include securities that meet objective criteria, such as foreign, industry sector or company size. Including a security in an index only means that it has satisfied the selection criteria. It implies no expectation about performance.

LIFEPATH BASICS	5

Asset Allocation Decisions

In determining the allocation of assets to the Underlying Funds, BGFA, the Master Portfolios’ investment adviser, uses an investment model that focuses on selecting a mix of investments by measuring their risk level and expected returns based on a proprietary set of criteria that analyzes extensive financial and economic data (such as market interest rates and inflation data), as well as risk correlation and expected return statistics of the world’s equity and bond markets. BGFA then allocates the LifePath Portfolios’ assets among the various Underlying Funds. The Underlying Funds invest in a mix of stocks, bonds and money market instruments. Certain Underlying Funds invest in foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the “Principal Risk Factors” section of this prospectus. The investment model adjusts each LifePath Portfolio’s risk level by gradually making it more conservative as the year in the LifePath Portfolio’s name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

This strategy stems from the belief that asset allocation decisions, for example, choosing between stocks and bonds, matter more to overall investment performance than the selection of a particular stock or bond.

Risk Tolerance

Two general rules of investing have shaped the LifePath Portfolios’ investment strategies:

■	Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.

■	The longer an investor’s time horizon, the greater his or her risk tolerance, as investments have more time to recover from losses.

The LifePath Portfolios with longer time horizons assume more risk by investing a greater percentage of their assets in stock funds. This assumption of greater risk is linked with those LifePath Portfolios’ pursuit of greater returns. As each LifePath Portfolio approaches the decade identified by its name (except for the LifePath Retirement Portfolio, which has already reached its most conservative phase), it systematically reduces the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the chance of variations in the value of your LifePath investment as the time nears for you to begin drawing on it.

After a LifePath Portfolio Reaches Its Time Horizon

By the time a LifePath Portfolio reaches the decade identified by its name, it has reached its most conservative phase in terms of building capital (the LifePath Retirement Portfolio has already entered this phase). This does not mean, however, that it invests exclusively in the underlying money market fund. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Portfolio’s assets will continue to be allocated to the underlying stock and bond funds, in addition to the underlying money market fund.

6	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategies for Each LifePath Portfolio

■	LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 15, 2004, the LifePath Retirement Portfolio intends to hold about 34% of its assets in the underlying stock funds, 65% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund

■	LifePath 2010 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2010. As of March 15, 2004, the LifePath 2010 Portfolio intends to hold about 49% of its assets in the underlying stock funds, 50% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns

■	LifePath 2020 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2020. As of March 15, 2004, the LifePath 2020 Portfolio intends to hold about 66% of its assets in the underlying stock funds, 33% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2030 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2030. As of March 15, 2004, the LifePath 2030 Portfolio intends to hold about 79% of its assets in the underlying stock funds, 20% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

■	LifePath 2040 Portfolio is designed for investors expecting to begin withdrawing assets around the year 2040. As of March 15, 2004, the LifePath 2040 Portfolio intends to hold about 89% of its assets in the underlying stock funds, 10% of its assets in the underlying bond funds and the rest of its assets in the underlying money market fund. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

LIFEPATH BASICS	7

Principal Risk Factors

Each LifePath Portfolio has a different level of risk. The LifePath Portfolios with shorter time horizons (LifePath Retirement and LifePath 2010, for instance) will tend to be less risky and have lower expected returns than the LifePath Portfolios with longer time horizons (LifePath 2030 and LifePath 2040).

Each LifePath Portfolio, through its corresponding Master Portfolio’s investment in the Underlying Funds, is subject to certain of the Risk Factors described below. Depending on the LifePath Portfolio’s time horizon, it presents these Risk Factors to varying degrees. For example, to the extent that a LifePath Portfolio emphasizes investment in Underlying Funds that invest in stocks, such as the LifePath 2040 Portfolio, it presents a higher degree of Stock Investment Risk. Conversely, to the extent that a LifePath Portfolio emphasizes investment in Underlying Funds that invest in bonds, such as the LifePath Retirement Portfolio, it presents a higher degree of Bond Investment Risk. As with any investment, your investment in the LifePath Portfolios could lose money or the LifePath Portfolios’ performance could trail that of alternative investments.

Stock Investment Risk

The risks of stock investing include both short-term and prolonged price declines. The stocks in an index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. Mid- to small-cap stocks tend to present greater risks than large-cap stocks because they are generally more volatile and can be less liquid.

Security Selection Risk

Because the Underlying Funds that are ETFs do not select individual companies in the index on which the ETF is based, those Underlying Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of an Underlying Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

Bond Investment Risk

The risks of fixed income investing include short-term and prolonged price declines; however, such price declines in the bond market have historically been less severe than stock declines.

Credit Risk

Credit Risk is the risk that the borrower that issued a bond may not repay principal or interest when due. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. Government’s full faith and credit. Certain securities issued by U.S. Government-sponsored entities, such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks are not guaranteed by the U.S. Government. Additionally, corporate bonds are subject to greater credit risk than U.S. Government bonds and high yield bonds are subject to greater credit risk than higher quality bonds.

8	BARCLAYS GLOBAL INVESTORS FUNDS

Interest Rate Risk

Interest Rate Risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. Government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages. Mortgage-backed securities are also subject to prepayment risk and extension risk. The ability of an issuer of such a security to repay principal prior to a security’s maturity or extend repayment longer than anticipated can cause duration changes and greater price volatility in response to interest rate changes.

High Yield Securities Risk

Bonds that are in low or below investment-grade rating categories, or are unrated at the time of purchase (sometimes referred to as “junk bonds” or high yield securities) have a greater risk of default and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated bonds may be less liquid and more difficult to value than higher-rated securities.

Concentration Risk

If an underlying index of an Underlying Fund concentrates in a particular industry or group of industries, that Underlying Fund may be adversely affected by the performance of those securities and be subject to price volatility. In addition, an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence.

Foreign Investment Risks

Investments in foreign securities are subject to certain risks, including potentially less liquidity and greater price volatility than securities traded in the U.S. markets. These risks are related to adverse political, regulatory, market or economic developments, and the general risk that foreign markets can and often do perform differently than U.S. markets. Foreign companies may be subject to significantly higher levels of taxation (and possibly confiscatory taxation), thereby reducing their earnings potential, and amounts realized on the sale foreign securities may be subject to high levels of foreign taxation (and possibly confiscatory taxation).

Investment in foreign securities may be made directly or through investments in American Depositary Receipts (ADRs) and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depository Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

Emerging Markets Risk

Some foreign markets are considered to be emerging market countries. Investment in these countries subjects a Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. Emerging market securities are securities: (1) issued by companies with their principal place of business or principal office in an emerging market country; (2) issued by companies for which the principal securities trading market is an emerging market country; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in emerging market countries or that have at least 50% of their assets in emerging market countries.

LIFEPATH BASICS	9

Market Trading Risks

The Underlying Funds that are ETFs are subject to certain additional risks due to their being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its net asset value (NAV) per share. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Model Risk

Although the model used to manage the LifePath Portfolios’ assets has been developed and refined over many years, neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks. Nor can the LifePath Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

Real Estate Investment Risk

Investment in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Tracking Error Risk

For those Underlying Funds that seek to track an index, factors such as the fees and expenses of an Underlying Fund, imperfect correlation between an Underlying Fund and the index that it tracks, rounding of prices, and changes to an index and regulatory policies, may affect the adviser’s ability to achieve close correlation with an index. Therefore, the return of an Underlying Fund that seeks to track an index may deviate from that of the index.

Derivatives

Derivatives include futures contracts, options on futures contracts and swaps. Derivatives are financial instruments whose value, or return, depends on, or is derived from, the value of an underlying asset such as a security or index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Index futures contracts are standardized agreements between two parties that commit one party to sell and the other to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed upon date, the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Compared to conventional securities, derivatives can be more sensitive to changes in market interest rates or to sudden fluctuations in market prices.

LifePath Portfolio investments are not bank deposits or obligations of BGFA or Barclays Global Investors, N.A. (BGI), the parent corporation of BGFA. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency. Although the Barclays Global Investors Funds (BGIF) Institutional Money Market Fund, one of the Underlying Funds, seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10	BARCLAYS GLOBAL INVESTORS FUNDS

Differences Among LifePath Portfolios

The LifePath Retirement and the LifePath 2010 Portfolios are currently subject to the highest levels of Bond Investment Risk of all of the LifePath Portfolios. The LifePath 2020 Portfolio is currently subject to a significant level of Bond Investment Risk, but less than the LifePath Retirement and LifePath 2010 Portfolios. The LifePath 2030 and the LifePath 2040 Portfolios currently have the lowest levels of Bond Investment Risk, although they are not free of such risk altogether.

The LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios, in descending order, are primarily subject to the highest levels of Stock Investment Risk and Foreign Investment Risk. The LifePath 2010 Portfolio also currently has a significant level of Stock Investment Risk and Foreign Investment Risk, but to a lesser degree than the LifePath 2040, LifePath 2030 and the LifePath 2020 Portfolios. The LifePath Retirement Portfolio currently has the lowest level of Stock Investment Risk and Foreign Investment Risk, although it is not free of such risks altogether.

Otherwise, all of the LifePath Portfolios are subject to each of the risks described here and the additional risks described in the LifePath Portfolios’ Statement of Additional Information (SAI).

Who May Want to Invest in LifePath Portfolios

Which LifePath Portfolio to Consider

The first step in creating your portfolio is answering a key question: When will you need the money? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire? Once you have an answer to this question, LifePath can help you determine your portfolio’s asset mix.

The number in the name of the LifePath Portfolios is actually a year — a “target year” when you might expect to begin withdrawing your money. Selecting the asset mix that may be most appropriate for your withdrawal date may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let’s say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 40 years old, you have 20 years before retirement. By adding 20 to the current year, you can define your “target year.” If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

LIFEPATH BASICS	11

Note:	The above chart is for illustrative purposes only and does not represent the actual allocation percentages of the LifePath Portfolios.

The graph also shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, stock funds) to a greater concentration of lower-risk investments (namely, the bond and money market funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

■	each LifePath Portfolio’s investment strategy derives from the risk tolerance of average investors with a particular time horizon

■	the LifePath Portfolio’s time horizon is based on the year in its name, except for the LifePath Retirement Portfolio that is designed for investors who are currently withdrawing, or plan to begin withdrawing, a substantial portion of their investment in the near future.

If you are willing to assume greater risk in exchange for the possibility of higher returns, you might direct some or all of your assets to a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment, and are willing to forego some potential returns, you might direct some or all of your assets to a LifePath Portfolio with a shorter time horizon. The final choice is yours.

12	BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class R of each LifePath Portfolio for each full calendar year since inception.* The average annual total return tables (before and after taxes) compare the average annual total returns of Class R of each LifePath Portfolio with the returns of a corresponding index for one and five years and since inception. For all periods shown below, the returns for each LifePath Portfolio will reflect the direct investment by its corresponding master portfolio in a portfolio of securities and also reflect the LifePath Portfolios’ investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for each LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.

How the LifePath Portfolios and the predecessor funds performed in the past is not an indication of how the LifePath Portfolios will perform in the future.

LifePath Retirement Portfolio – Class R Year-By-Year Returns**

The highest and lowest quarterly returns for Class R of the LifePath Retirement Portfolio for the calendar years above are as follows:

Highest Quarter Return: 2nd Quarter 2003	Lowest Quarter Return: 3rd Quarter 2002

11.32%	-4.77%

*	The LifePath Portfolios are successors to the assets of the predecessor funds. The predecessor funds were the Stagecoach Trust LifePath Funds, which commenced operations on March 1, 1994, invested in the LifePath Master Portfolios and had the same investment objectives, strategies, policies and risk considerations as the LifePath Portfolios. The performance information for the periods from March 26, 1996 (the date the LifePath Portfolios commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) shows the performance of the Class I shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R shares. The performance information for periods before March 26, 1996 shows the performance of the Institutional Class shares of the predecessor funds adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 through December 31, 2003 reflects the actual performance of Class R shares.

**Returns	do not reflect sales charges. If sales charges were included, returns would be lower.

LIFEPATH BASICS	13

LifePath 2010 Portfolio – Class R Year-By-Year Returns*

The highest and lowest quarterly returns for Class R of the LifePath 2010 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

10.06%	-8.38%

LifePath 2020 Portfolio – Class R Year-By-Year Returns*

The highest and lowest quarterly returns for Class R of the LifePath 2020 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

14.55%	-11.58%

*Returns	do not reflect sales charges. If sales charges were included, returns would be lower.

14	BARCLAYS GLOBAL INVESTORS FUNDS

LifePath 2030 Portfolio – Class R Year-By-Year Returns*

The highest and lowest quarterly returns for Class R of the LifePath 2030 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

17.96%	-13.91%

LifePath 2040 Portfolio – Class R Year-By-Year Returns*

The highest and lowest quarterly returns for Class R of the LifePath 2040 Portfolio for the calendar years above are as follows:

Highest Quarter Return: 4th Quarter 1998	Lowest Quarter Return: 3rd Quarter 2002

21.66%	-15.75%

*	Returns do not reflect sales charges. If sales charges were included, returns would be lower.

LIFEPATH BASICS	15

LIFEPATH RETIREMENT AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1) Class R Shares–Commenced Operations on April 30, 2001(2)

	ONE YEAR(3)	FIVE YEARS	SINCE INCEPTION(4)(5)

LifePath Retirement Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	14.40% 13.86% 9.49%	3.58% 2.11% 2.36%	6.03% 4.28% 4.15%

Russell 3000 Index(6) (reflects no deduction for fees, expenses or taxes)	31.06%	0.37%	10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%	6.62%	7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%	-0.09%	3.71%

Citigroup 3-Month Treasury Bill Index(7) (reflects no deduction for fees, expenses or taxes)	1.07%	3.50%	4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%	0.42%	10.68%

(1)	Returns reflect applicable sale charges.
(2)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(3)	Performance shown for the LifePath Retirement Portfolio for the one-year period represents the annualized total return for the period from April 11, 2003 to December 31, 2003.
(4)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(5)	The Indexes are calculated from February 28, 1994.
(6)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(7)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

16	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1) Class R Shares–Commenced Operations on April 30, 2001(2)

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(3)(4)

LifePath 2010 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	14.28 13.83 9.40	% % %	2.18 0.78 1.39	% % %	7.47 5.83 5.55	% % %

Russell 3000 Index(5) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(6) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	Returns reflect applicable sales charges.
(2)	Performance shown for the period from March 26, 1996 (the date the Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding master portfolio in a portfolio of securities and also reflect the Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding master portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(3)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(4)	The Indexes are calculated from February 28, 1994.
(5)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(6)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s returns before taxes and/or returns after taxes on distributions.

LIFEPATH BASICS	17

LIFEPATH 2020 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1) Class R Shares–Commenced Operations on April 30, 2001(2)

	ONE YEAR		FIVE YEARS		SINCE INCEPTION(3)(4)

LifePath 2020 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	19.13 18.78 12.60	% % %	0.76 -0.29 0.37	% % %	8.11 6.72 6.29	% % %

Russell 3000 Index(5) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(6) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	Returns reflect applicable sales charges.
(2)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(3)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(4)	The Indexes are calculated from February 28, 1994.
(5)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(6)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

18	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1) Class R Shares–Commenced Operations on April 30, 2001(2)

	ONE YEAR(3)		FIVE YEARS		SINCE INCEPTION(4)(5)

LifePath 2030 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	22.20 21.95 14.65	% % %	-0.05 -1.22 -0.23	% % %	8.71 7.37 6.94	% % %

Russell 3000 Index(6) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index(7) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	Returns reflect applicable sales charges.
(2)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(3)	Performance shown for the LifePath 2030 Portfolio for the one-year period represents the annualized total return for the period from April 8, 2003 to December 31, 2003.
(4)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(5)	The Indexes are calculated from February 28, 1994.
(6)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(7)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

LIFEPATH BASICS	19

LIFEPATH 2040 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)(1) Class R Shares–Commenced Operations on April 30, 2001(2)

	ONE YEAR(3)		FIVE YEARS		SINCE INCEPTION(2)(3)

LifePath 2040 Portfolio Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	26.38 26.13 17.37	% % %	-0.82 -1.84 -0.73	% % %	9.26 8.04 7.58	% % %

Russell 3000 Index(6) (reflects no deduction for fees, expenses or taxes)	31.06%		0.37%		10.90%

Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.10%		6.62%		7.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	38.59%		-0.09%		3.71%

Citigroup 3-Month Treasury Bill Index)(7) (reflects no deduction for fees, expenses or taxes)	1.07%		3.50%		4.32%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	31.65%		0.42%		10.68%

(1)	Returns reflect applicable sales charges.
(2)	Performance shown for the period from March 26, 1996 (the date the LifePath Portfolio commenced operations) through April 30, 2001 (the date the Class R shares commenced operations) reflects the performance of the Class I shares adjusted to reflect the fees and expenses of the Class R shares. Performance shown for periods prior to March 26, 1996 reflects the performance of the predecessor fund, adjusted to reflect the fees and expenses of the Class R shares. Performance from April 30, 2001 reflects the actual performance of Class R shares. For all periods shown, the returns for the LifePath Portfolio reflect the direct investment of its corresponding Master Portfolio in a portfolio of securities and also reflect the LifePath Portfolio’s investment in accordance with a model that included “tactical”, or short-term, shifts in allocation between stocks and bonds. Effective March 15, 2004, the returns for the LifePath Portfolio will reflect its corresponding Master Portfolio’s investment in Underlying Funds rather than directly in a portfolio of securities.
(3)	Performance shown for the LifePath 2040 Portfolio for the one-year period represents the annualized total return for the period from April 8, 2003 to December 31, 2003.
(3)	The “since inception” date refers to the inception date of the predecessor fund. This column combines the performance of the predecessor fund since inception with the performance of the LifePath Portfolio since its inception date (i.e., the commencement of its operations on March 26, 1996).
(4)	The Indexes are calculated from February 28, 1994.
(5)	The LifePath Portfolios have selected the Russell 3000 Index to replace the Wilshire 5000 Index, as the Russell 3000 Index is more representative of the domestic equity securities held in the LifePath Portfolios.
(6)	Prior to April 7, 2003, the Citigroup 3-Month Treasury Bill Index was known as the Salomon Smith Barney 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their LifePath Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, the LifePath Portfolio’s returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio’s returns before taxes and/or returns after taxes on distributions.

20	BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold LifePath Portfolio Class R shares. These tables do not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge separate account, service or transaction fees on the purchase or sale of Class R shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.00%	1.00%	1.00%	1.00%	1.00%

Maximum deferred sales charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None	None	None	None

You may be eligible for reductions and waivers of sales charges in Class R shares. Information about reductions and waivers of sales charges in Class R shares is included in the SAI, which is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 877 BGI 1544 (1 877 244 1544). The LifePath Portfolios have appointed shareholder servicing agents to service individual LifePath Portfolio accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The LifePath Portfolios do not charge extra for these services, but compensate shareholder servicing agents as part of their operating expenses.

The total annual operating expense ratios in the table below and the example on the next page reflect the expenses of the Class R shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflects a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS R ASSETS)

	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040

Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administration Fees	0.50%	0.50%	0.50%	0.50%	0.50%

All Other (1)	0.34%	0.34%	0.34%	0.34%	0.33%

Total Annual Operating Expenses(2)	1.44%	1.44%	1.44%	1.44%	1.43%

(1)	Other expenses reflect each LifePath Portfolio’s pro rata share of the fees and expenses incurred by investing in the Underlying Funds and have been restated to reflect estimated amounts for the current fiscal year.
(2)	Total Annual Operating Expenses have been restated to reflect estimated amounts for the current fiscal year. BGFA has voluntarily agreed to waive investment advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds. These voluntary waivers may be eliminated by BGFA at any time. The total annual operating expense ratios of the Class R shares of the LifePath Portfolios after BGFA has waived investment advisory fees at the Master Portfolio level are as follows:

Net Expenses

LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040
1.10%	1.10%	1.10%	1.10%	1.10%

LIFEPATH BASICS	21

Example

The example below is intended to help you compare the costs of investing in Class R shares of the LifePath Portfolios with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in Class R of the LifePath Portfolios over the time periods shown, assuming the shareholder fees and annual operating expenses (before waiver) reflected above. The example further assumes your investment earns an annual return of 5% over the periods and that operating expenses remained the same throughout the time periods shown.

The LifePath Portfolios Class R do not charge a fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS

LifePath Retirement	$245	$551	$879	$1,807

LifePath 2010	$245	$551	$879	$1,807

LifePath 2020	$245	$551	$879	$1,807

LifePath 2030	$245	$551	$879	$1,807

LifePath 2040	$245	$551	$879	$1,807

22	BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH DETAILS

The LifePath Investment Missio n

With their approach to investing based on a fixed time horizon, the LifePath Portfolios can serve as the core of an investor’s portfolio.

The LifePath Portfolios seek to maximize assets for retirement or other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. The LifePath Portfolios (other than the LifePath Retirement Portfolio) attempt to manage the investment risk in each strategy for investors whose time horizons correspond to the decade in the LifePath Portfolio’s name. For example, LifePath 2010 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2010. Similarly, LifePath 2040 is designed for investors who plan to begin withdrawing a substantial portion of their investment in the decade beginning in the year 2040. The LifePath Retirement Portfolio is designed for investors who are currently withdrawing or who plan to begin withdrawing a substantial portion of their investment in the near future.

LIFEPATH DETAILS	23

The LifePath

Investment Model

Each LifePath Portfolio seeks to achieve its objective through an investment strategy that relies on one of BGFA’s proprietary investment models.

BGFA employs a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are constantly monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio’s asset allocation to less risky asset classes is a relatively steady process resulting in only minor changes to the asset allocation from month to month.

How It Works: Spending Your “Risk Budget” Wisely

One way to understand how BGFA adjusts the LifePath Portfolios’ asset allocations is to regard the statistically determined risk in each LifePath Portfolio as its “risk budget.” BGFA’s analysis begins with a statistical determination of how much a hypothetical investor, with a given time horizon for investment, on average, can afford to lose. This tolerance for loss can be viewed as the LifePath Portfolio’s risk budget.

Different asset allocations can have the same risk of loss but with different expected returns. BGFA seeks the asset allocation that offers the highest expected return while keeping within a LifePath Portfolio’s statistically determined risk of loss.

Remember, expected returns are not guaranteed returns. Rather, expected returns are average projections based on comprehensive research and accepted principles of market behavior. Likewise, statistically determined risk covers the most likely loss scenarios, but it does not cover all possible losses.

24	BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investments

The LifePath Portfolios, through their investment in the Master Portfolios (that, in turn, invest in the Underlying Funds), may invest in the following investments:

■	stocks, including:

■	stocks of the largest U.S. companies
■	stocks of all other publicly traded U.S. companies
■	stocks of issuers located outside the U.S., including those located in emerging markets

■	bonds
■	real estate investment trusts (REITs)
■	money market instruments

Within stocks and bonds are sub-categories of securities:

■	U.S. stocks can be separated according to the value of their outstanding stock (or capitalization), into large-cap, mid-cap and small-cap groupings.

■	Each of the stock capitalization categories can be separated according to their price-to-book ratios: the ratio of the value of a company’s traded stock to the book value of its plant, equipment and other tangible assets. The companies with the higher price-to-book ratios are considered growth stocks, and the companies with the lower price-to-book ratios are considered value stocks.

■	U.S. Government bonds, bonds issued by corporations, mortgage-backed securities, high yield bonds and foreign bonds form five separate sub-categories of bond investments. The first two sub-categories are further subdivided by maturity: long-term, intermediate-term and short-term.

While the model does not allocate among each of these sub-categories and the Underlying Funds do not generally correspond to the sub-categories, all of these sub-categories are included within the various Underlying Funds.

LIFEPATH DETAILS	25

The following table lists the Underlying Funds and the approximate initial asset allocations for each Master Portfolio. Each Master Portfolio’s investment adviser allocates the Master Portfolio’s assets among the Underlying Funds based on the Master Portfolio’s investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio’s assets in each of the Underlying Funds or in any particular percentage. BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS	LifePath Retirement	LifePath 2010	LifePath 2020	LifePath 2030	LifePath 2040

Master Investment Portfolio Active Stock Master Portfolio	21%	32%	44%	53%	63%

iShares S&P 500 Index Fund	0%	0%	0%	0%	0%

iShares S&P MidCap 400 Index Fund	2%	2%	3%	3%	3%

iShares Russell MidCap Index Fund	0%	0%	0%	0%	0%

iShares Russell 2000 Index	2%	2%	2%	3%	3%

iShares Cohen & Steers Realty Majors Index Fund	0%	0%	0%	0%	0%

INTERNATIONAL EQUITY FUNDS

iShares MSCI EAFE Index Fund	9%	13%	17%	20%	20%

iShares MSCI Emerging Markets Index Fund	0%	0%	0%	0%	0%

FIXED-INCOME FUNDS

iShares Lehman Aggregate Bond Fund	0%	0%	0%	0%	0%

Master Investment Portfolio CoreAlpha Bond Master Portfolio	65%	50%	33%	20%	10%

MONEY MARKET FUND

BGIF Institutional Money Market Fund	1%	1%	1%	1%	1%

Note: The allocation percentages may not add to 100% due to rounding.

Description of Underlying Funds

Each LifePath Portfolio invests in some or all of the Underlying Funds described below. Please refer to the chart above for information regarding the possible investment percentage allocation for each Master Portfolio as to each Underlying Fund.

Each of the Underlying Funds that is an ETF seeks to reproduce Index returns gross of management fees and other costs, and is not actively managed. Two of the Underlying Funds in which the Master Portfolios may invest are diversified portfolios of Master Investment Portfolio funds that rely on portfolio managers for investment determinations.

In managing the ETFs, BGFA uses two basic indexing strategies: replication and representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which have a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relative underlying index. Underlying Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Active Stock Master Portfolio seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor’s (S&P) 500 Index. BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company’s financial condition

26	BARCLAYS GLOBAL INVESTORS FUNDS

and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio’s aggregate holdings, and factors trading costs into its stock selection process.

CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return. BGFA’s models also allocate assets among bonds of different maturities based on yield characteristics and expectations. The average dollar-weighted maturity for the CoreAlpha Bond Master Portfolio typically ranges from 3 to 5 years. Specific security selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. Although the CoreAlpha Bond Master Portfolio normally invests primarily in investment grade securities, it may also invest up to 10% of its assets in securities rated below investment grade.

iShares S&P 500 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are selected according to the total market value of their outstanding shares. The Fund uses a replication strategy to try to track the S&P 500 Index.

iShares S&P MidCap 400 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the Index have a market capitalization between $1 billion and $5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The Fund uses a representative sampling strategy to try to track the S&P MidCap 400 Index.

iShares Russell MidCap Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell MidCap Index. The Russell MidCap Index is a capitalization-weighted index consisting of the 800 smallest companies in the Russell 1000 Index. The Fund uses a representative sampling strategy to try to track the Russell MidCap Index.

iShares Russell 2000 Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performances of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index of the approximately 2000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Fund uses a representative sampling strategy to try to track the Russell 2000 Index.

iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Cohen & Steers Index”). The Cohen & Steers Index consists of selected REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the index. The Fund uses a representative sampling strategy to try to track the Cohen & Steers Index.

iShares MSCI EAFE Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses of the MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. (MSCI) as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East. The Fund uses a representative sampling strategy to try to track the MSCI EAFE Index.

LIFEPATH DETAILS	27

iShares MSCI Emerging Markets Index Fund seeks investment results that correspond to the price and yield performance before fees and expenses of the MSCI Emerging Markets Free Index. The Fund’s investment objective may be changed without shareholder approval. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The index is designed to measure equity market performance in the global emerging markets. As of March 2003, the index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. The Fund uses a representative sampling strategy to try to track the index. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the Fund may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the index. BGFA does not charge portfolio management fees on that portion of the Fund’s assets invested in shares of other iShares Funds.

iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the “Lehman Brothers Index”). The Lehman Brothers Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Lehman Brothers Index must have more than $150 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds (SLGs) are excluded from the Lehman Brothers Index. Also excluded from the Lehman Brothers Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Lehman Brothers Index is market capitalization weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month. The Fund uses a representative sampling strategy to try to track the Lehman Brothers Index.

BGIF Institutional Money Market Fund seeks a high level of income consistent with liquidity and the preservation of capital. The Fund invests in high-quality, short-term money market instruments that include fixed rate, floating rate and variable rate debt securities. The Fund also may invest in high-quality, short-term U.S. and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. Repurchase agreements obligate a person selling U.S. government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

“Standard & Poor‘s ®,”“S&P ®,”“S&P500 ®,”“Standard & Poor‘s 500,”“S&P 500 Index, ““S&P MidCap 400 Index,”“ are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The Funds that are based on S&P Indices are not sponsored, endorsed, sold or promoted by Standard & Poor‘s, and Standard &Poor‘s makes no representation regarding the advisability of investing in iShares.
Frank Russell Company, Russell 2000® Index, Russell Midcap® Index, are trademarks of Frank Russell Company and have been licensed for use for certain purposes by BGI. The Funds that are based on the Russell Indices are not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation regarding the advisability of investing in iShares.
“Cohen & Steers” is a trademark and “Cohen & Steers Realty Majors Index®” is a registered trademark of Cohen & Steers Capital Management, Inc. (Cohen & Steers), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.
Lehman Brothers and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The iShares Lehman Aggregate Bond Fund is not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.
MSCI is a registered trade mark of Morgan Stanley Capital International Inc. (MSCI) and its affiliates and has been licensed for use for certain purposes by Barclays Global Investors, N.A. The iShares MSCI EAFE Index Fund the iShares MSCI Emerging Markets Index Fund have not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Funds. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The prospectus for the iShares MSCI EAFE Index and iShares MSCI Emerging Markets Index Funds contains a more detailed description of the limited relationship MSCI has with BGI and the Funds. No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI ‘s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

28	BARCLAYS GLOBAL INVESTORS FUNDS

Management of the LifePath Portfolios

Investment Adviser

The LifePath Portfolios are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA serves as investment adviser to each of the Master Portfolios, and also serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.35% of each Master Portfolio’s average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this prospectus. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged to the Underlying Funds in order to avoid duplication of such fees. These voluntary waivers may be eliminated by BGFA at any time. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration and other fees paid to BGI by those Underlying Funds.

Unlike some mutual funds, there is no single portfolio manager who makes investment decisions for the LifePath Portfolios. Instead, a team of investment professionals evaluates recommendations made by BGFA’s proprietary mathematical model. This process reflects BGFA’s commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world’s largest manager of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over one trillion dollars in assets. BGI, BGFA, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the LifePath Portfolios’ corresponding Master Portfolios may also indirectly invest.

Administrative Services

The LifePath Portfolios’ administrator, BGI, provides services related to:

■	management of the LifePath Portfolios’ non-investment operations

■	preparation of reports for the LifePath Portfolios’ Board of Trustees preparation of reports required by the Securities and Exchange Commission and state securities commissions

■	preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.50% of each LifePath Portfolio’s average daily net assets. In return for this fee, BGI has agreed to absorb all expenses of each LifePath Portfolio and Master Portfolio other than the investment advisory fee, extraordinary expenses, brokerage and distribution fees, if any, payable as a result of a Distribution Plan and certain expenses which are borne by the LifePath Portfolios.

Distribution Plan

The Class R shares of the LifePath Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R’s assets. Over time, these fees will increase the cost of your investment in Class R shares and may cost you more than paying other types of sales charges. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R shares of the relevant LifePath Portfolios.

LIFEPATH DETAILS	29

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase LifePath Portfolio shares, you must:

■	invest through an employer-sponsored or individual retirement savings plan;

■	invest the proceeds rolled over from such plan into an individual retirement account (IRA); or

■	maintain an account with Investors Bank & Trust (IBT) or one of the LifePath Portfolios’ shareholder servicing agents authorized to sell and service LifePath Portfolio shares. IBT is the LifePath Portfolios’ custodian, transfer agent and dividend disbursing agent,

The LifePath Portfolios offer another class of shares (Class I shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios Class I shares prospectus for more information.

How to Buy Shares

■	Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

■	Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents. Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law. Your shareholder servicing agent also is responsible for transmitting your purchase order and may impose an earlier deadline.

■	Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

You may be asked to provide information to verify your identity when opening an account.

You must submit your purchase order by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 pm Eastern Time) on any day the LifePath Portfolio is open (a “Business Day”) to purchase shares at that day’s NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order, including an exchange, for any reason. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays.

How to Sell Shares

■	Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

■	Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

■	Qualified buyer. Contact your shareholder servicing agent.

30	BARCLAYS GLOBAL INVESTORS FUNDS

You may sell LifePath Portfolio shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day’s NAV. Orders received after the close of trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio’s shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information or clarification, please refer to the LifePath Portfolios’ SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The LifePath Portfolios allow investors to exchange shares free of charge between other BGI Funds. Before buying shares through an exchange, you should obtain a copy of that LifePath Portfolio’s prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

Each LifePath Portfolio reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the LifePath Portfolio believes doing so is in the best interest of other shareholders in the LifePath Portfolio. They may also modify or terminate this exchange privilege by giving 60 days’ written notice.

Calculating the LifePath Portfolios’ Share Price

IBT calculates each LifePath Portfolio’s share price (also known as a LifePath Portfolio’s NAV) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern Time) (Valuation Time) on each Business Day. The assets of each LifePath Portfolio reflects the NAV of its respective Master Portfolio, which consist of shares of the Underlying Funds (along with Government Securities and short-term paper), which determine their respective NAVs as discussed below.

The price at which a purchase or redemption of LifePath Portfolio shares is based on the next calculation of NAV after the order is received in proper form. An exchange of a LifePath Portfolio’s shares for shares of another BGI Portfolio will be treated as a sale of the Portfolio’s shares and any gain on the transaction may be subject to federal income tax.

Determination of NAV for the Underlying Master Portfolios

Investments in the Underlying Master Portfolios are valued based on an interestholder’s proportionate ownership interest in a Underlying Master Portfolio’s aggregate net assets (Net Assets) (i.e., the value of its assets less liabilities) as next determined after an order is received in proper form. The value of an Underlying Master Portfolio’s Net Assets is determined as of the Valuation Time on each Business Day. An Underlying Master Portfolio’s investments are valued each Business Day, typically by using available market quotations or at fair value determined in accordance with a policy adopted by MIP’s Board of Trustees.

Determination of NAV for the Underlying iShares Emerging Markets Index Fund

The NAV for the Underlying iShares Emerging Markets Index Fund is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the American Stock Exchange LLC (AMEX) is open for trading. The formula calls for deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding. The securities are valued at their current market prices. If such prices are not readily available, estimates of the securities’ fair value are used in accordance with guidelines approved by iShares Trust’s Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates used by MSCI in calculating the performance of the underlying index (currently, exchange rates as of 4:00 p.m. London time). However, a different rate from the rate used by MSCI may be used if BGFA concludes that a

LIFEPATH DETAILS	31

different rate is more appropriate. Any use of a different rate from the rates used by MSCI may adversely affect the Fund’s ability to track its underlying index.

Determination of NAV for all other Underlying iShares Funds

The NAV for each of the other Underlying iShares Funds is calculated in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 p.m. Eastern time) every day the AMEX (or relevant national securities exchange on which the Underlying iShares Fund is listed) is open for trading. The formula calls for deducting all of a Fund’s liabilities from the total value of its assets and dividing the result by the number of shares outstanding. The securities are valued at their current market prices. If such prices are not readily available, estimates of the securities’ fair value are used in accordance with guidelines approved by iShares Trust’s Board of Directors.

Determination of NAV for the Underlying Money Market Fund

The Underlying BGIF Institutional Money Market Fund’s share price (also known as the Fund’s NAV) is calculated in accordance with the standard formula for valuing mutual fund shares at the Valuation Time on each Business Day. The Fund is open every day the NYSE is open, with the exception of Columbus Day and Veteran’s Day. The formula calls for deducting all of the Fund’s liabilities from the total value of its assets—the market value of the securities it holds, plus cash reserves—and dividing the result by the number of shares outstanding. The amortized cost method is used to account for any premiums or discounts above or below the face value of the securities the Fund buys. The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

Portfolio Distributions

The LifePath Portfolios distribute any net investment income to shareholders quarterly. The LifePath Portfolios distribute their realized capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional Class R shares of your LifePath Portfolio, unless you request payment in cash.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the LifePath Portfolios and their shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you will be required to pay taxes on your LifePath Portfolio’s net investment income and realized capital gains distributed to you. Normally, distributions are taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in LifePath Portfolio shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the LifePath Portfolio’s distributions to you and your tax rate.

Under recent changes to the Internal Revenue Code, an individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A LifePath Portfolio’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the LifePath Portfolio’s sales and exchanges after May 5, 2003. Also, if you’re an individual, your distributions attributable to the LifePath Portfolio’s qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

32	BARCLAYS GLOBAL INVESTORS FUNDS

Portfolio distributions usually create the following tax liability:

TRANSACTION	TAX STATUS

Qualified dividend income distribution	Qualified dividend income

Other income distribution	Ordinary income

Short-term capital gain distribution	Ordinary income

Long-term capital gain distribution	Long-term capital gain

A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your LifePath Portfolio shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION	TAX STATUS

You sell shares owned for more than one year	Long-term capital gain or loss

You sell shares owned for one year or less	Short-term capital gain or loss

If you buy a LifePath Portfolio’s shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Portfolio sells the securities and realizes gain on the sale. All of the LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the LifePath Portfolios will send you a notice that tells you how much you’ve received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

The LifePath Portfolios are required to withhold 28% as “backup withholding” on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven’t given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn’t apply, the Internal Revenue Service (IRS) notifies the LifePath Portfolios that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt or foreign investors or those holding fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. Because each investor’s tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

LIFEPATH DETAILS	33

Master/Feeder Mutual Fund Structure

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio that has substantially identical investment objectives, strategies and policies as the individual LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the LifePath Portfolio.

Feeder Fund Expenses. Feeder funds, including the LifePath Portfolios, bear their corresponding Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each LifePath Portfolio’s Board of Trustees retains the right to withdraw the LifePath Portfolio’s assets from the Master Portfolio if it believes doing so is in the shareholders’ best interests. If the Trustees decide to withdraw the LifePath Portfolio’s assets, they would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

Fund of Funds

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in Underlying Funds also advised by BGFA. Each Master Portfolio may charge for its own direct expenses, in addition to bearing a pro rata share of the expenses charged by the Underlying Funds in which it invests.

34	BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The tables that follow provide a picture of the Class R shares of the LifePath 2010 and LifePath 2020 Portfolios’ financial performance since inception and a picture of the Class I shares of the LifePath Retirement, LifePath 2030 and LifePath 2040 Portfolios’ financial performance for the five most recent fiscal years.

The per share information reflects financial results for a single LifePath Portfolio share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the LifePath Portfolios, assuming reinvestment of all distributions. KPMG LLP audited this information for the fiscal years ended February 28, 2001, February 29, 2000 and February 28, 1999. For all other periods, PricewaterhouseCoopers LLP audited the information. The independent auditor’s report, along with the LifePath Portfolios’ financial statements, is included in the LifePath Portfolios’ annual report. You may obtain copies of the annual reports at no cost by calling toll-free 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 5 p.m. Eastern time.

The rest of this page is intentionally left blank

LIFEPATH DETAILS	35

	LIFEPATH RETIREMENT PORTFOLIO (Class I)									LIFEPATH RETIREMENT PORTFOLIO (Class R)

	Year Ended Dec. 31, 2003		Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999	Period From Apr. 11, 2003 to Dec. 31, 2003(8)

Net Asset Value, Beginning of Period	$10.03		$10.59		$10.77		$11.18	$11.53	$11.56	$9.05

Income from Investment Operations:
Net Investment Income	0.19		0.21		0.34	(2)	0.44	0.43	0.42	0.17
Net Realized And Unrealized Gain (Loss)	1.00		(0.40)		(0.10)	(2)	0.23	0.12	0.34	1.39

Total from Investment Operations	1.19		(0.19)		0.24		0.67	0.55	0.76	1.56

Less Distributions From:
Net Investment Income	(0.19)		(0.28)		(0.35)		(0.44)	(0.43)	(0.42)	(0.17)
Net Realized Gain	(0.00)	(3)	(0.09)		(0.07)		(0.64)	(0.47)	(0.37)	(0.00)	(9)

Total Distributions	(0.19)		(0.37)		(0.42)		(1.08)	(0.90)	(0.79)	(0.17)

Net Asset Value, End of Period	$11.03		$10.03		$10.59		$10.77	$11.18	$11.53	$10.44

Total Return	11.95%		(1.78)%	(4)	2.25%		6.16%	4.82%	6.70%	16.75%	(10)(11)

Ratios/Supplemental data:

Net Assets, End of Period (000s)	$60,944		$40,509		$36,936		$32,763	$28,772	$51,281	$2,807

Ratio of Expenses to Average Net Assets(5)	0.85%		0.85%		0.89%		0.95%	0.95%	0.95%	1.10%	(12)
Ratio of Net Investment Income to Average Net Assets(5)	1.81%		2.47%		3.19%	(2)	4.00%	3.63%	3.55%	1.52%	(12)
Portfolio Turnover Rate(6)	29%		56%		116%	(7)	58%	55%	66%	29%	(13)

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Rounds to less than $0.01.
(4)	Not annualized.
(5)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(6)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(7)	Portfolio turnover rate excluding in-kind transactions was 52%.
(8)	Commencement of operations. April 11, 2003 is the date investors began investing in Class R of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 11, 2003.
(9)	Rounds to less than $0.01.
(10)	Not annualized.
(11)	Total return does not reflect the effect of any sales charges.
(12)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(13)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003

36	BARCLAYS GLOBAL INVESTORS FUNDS

	LIFEPATH 2010 PORTFOLIO (Class I)								LIFEPATH 2010 PORTFOLIO (Class R)

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999	Year Ended Dec. 31, 2003	Period From Mar. 7, 2002 to Dec. 31, 2002(7)

Net Asset Value, Beginning of Period	$10.82	$11.85		$12.46		$13.49	$14.29	$13.90	$10.67	$11.98

Income from Investment Operations:

Net Investment Income	0.18	0.19		0.31	(2)	0.41	0.42	0.38	0.16	0.13

Net Realized and Unrealized Gain (Loss)	1.49	(1.00)		(0.46)	(2)	(0.16)	0.71	1.01	1.47	(1.30)

Total from Investment Operations	1.67	(0.81)		(0.15)		0.25	1.13	1.39	1.63	(1.17)

Less Distributions from:

Net Investment Income	(0.19)	(0.20)		(0.33)		(0.41)	(0.42)	(0.38)	(0.17)	(0.12)

Net Realized Gain	—	(0.02)		(0.13)		(0.87)	(1.51)	(0.62)	—	(0.02)

Total Distributions	(0.19)	(0.22)		(0.46)		(1.28)	(1.93)	(1.00)	(0.17)	(0.14)

Net Asset Value, End of Period	$12.30	$10.82		$11.85		$12.46	$13.49	$14.29	$12.13	$10.67

Total Return(8)(9)	15.66%	(6.85)%	(3)	(1.13)%		1.73%	7.92%	10.19%	15.45%	(9.72)%

Ratios/Supplemental Data:

Net Assets, End of Period (000s)	$172,075	$121,627		$108,601		$89,988	$88,715	$132,798	$10,258	$28

Ratio of Expenses to Average Net Assets(4)	0.85%	0.86%		0.89%		0.95%	0.95%	0.95%	1.10%	1.58%

Ratio of Net Investment Income to Average Net Assets(4)	1.64%	1.98%		2.59%	(2)	3.09%	2.80%	2.73%	1.21%	1.84%

Portfolio Turnover Rate(5)	23%	72%		86%	(10)	54%	49%	38%	23%	72%	(12)

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 48%.
(7)	Commencement of operations. March 7, 2002 is the date investors began investing in the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded the Class R Shares on April 30, 2001. The class had no activity from that date until investment began on March 7, 2002.
(8)	Not annualized.
(9)	Total Return does not reflect sales charges.
(10)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio for the ten months ended December 31, 2002.

LIFEPATH DETAILS	37

	LIFEPATH 2020 PORTFOLIO (Class I)							LIFEPATH 2020 PORTFOLIO (Class R)

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)	Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999	Year Ended Dec. 31, 2003	Period From March 7, 2002 to Dec. 31, 2002 (7)

Net Asset Value, Beginning of Period	$11.89	$13.52	$14.55		$16.18	$16.38	$15.73	$11.44	$13.45

Income from Investment Operations:
Net Investment Income	0.19	0.17	0.23	(2)	0.31	0.32	0.31	0.17	0.11
Net Realized and Unrealized Gain (Loss)	2.24	(1.59)	(1.02)	(2)	(0.83)	1.47	1.58	2.14	(1.99)

Total from Investment Operations	2.43	(1.42)	(0.79)		(0.52)	1.79	1.89	2.31	(1.88)

Less Distributions From:
Net Investment Income	(0.19)	(0.21)	(0.24)		(0.31)	(0.32)	(0.31)	(0.16)	(0.13)
Net Realized Gain	—	—	(0.00)	(3)	(0.80)	(1.67)	(0.93)	—	—

Total distributions	(0.19)	(0.21)	(0.24)		(1.11)	(1.99)	(1.24)	(0.16)	(0.13)

Net Asset Value, End of Period	$14.13	$11.89	$13.52		$14.55	$16.18	$16.38	$13.59	$11.44

Total Return(8)	20.61%	(10.58)%	(5.44)%		(3.54)%	10.84%	12.42%	20.37%	(14.05)%	(9)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$386,387	$270,696	$319,935		$182,807	$143,052	$166,130	$17,299	$202
Ratio of Expenses to Average Net Assets(4)(10)	0.85%	0.83%	0.89%		0.95%	0.95%	0.95%	1.10%	1.59%
Ratio of Net Investment Income To Average Net Assets(4)(10)	1.54%	1.59%	1.74%	(2)	1.99%	1.87%	1.91%	1.26%	1.42%
Portfolio Turnover Rate(5)	23%	67%	86%	(6)	39%	43%	36%	23%	67%	(11)

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Rounds to less than $0.01.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 35%.
(7)	Commencement of operations. March 7, 2002 is the date investors began investing in Class R of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on March 7, 2002.
(8)	Total return does not reflect the effect of any sales charges.
(9)	Not annualized.
(10)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(11)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio for the ten months ended December 31, 2002.

38	BARCLAYS GLOBAL INVESTORS FUNDS

	LIFEPATH 2030 PORTFOLIO (Class I)								LIFEPATH 2030 PORTFOLIO (Class R)

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999	Period From Apr. 8, 2003 to Dec. 31, 2003(7)

Net Asset Value, Beginning of Period	$11.56	$13.69		$15.77		$17.84	$18.57	$17.39	$11.33

Income from Investment Operations:

Net Investment Income	0.18	0.13		0.18	(2)	0.23	0.26	0.24	0.17

Net Realized and Unrealized Gain (Loss)	2.55	(1.97)		(1.48)	(2)	(1.22)	2.22	2.06	2.59

Total from Investment Operations	2.73	(1.84)		(1.30)		(0.99)	2.48	2.30	2.76

Less Distributions from:

Net Investment Income	(0.16)	(0.13)		(0.19)		(0.23)	(0.26)	(0.24)	(0.15)

Net Realized Gain	—	(0.16)		(0.59)		(0.85)	(2.95)	(0.88)

Total Distributions	(0.16)	(0.29)		(0.78)		(1.08)	(3.21)	(1.12)	(0.15)

Net Asset Value, End of Period	$14.13	$11.56		$13.69		$15.77	$17.84	$18.57	$13.94

Total Return	23.86%	(13.46)%	(3)	(8.25)%		(5.99)%	13.04%	13.55%	23.85%	(8)

Ratios/Supplemental Data:

Net Assets, End of Period (000s)	$176,647	$103,485		$108,538		$79,665	$84,016	$116,729	$6,776

Ratio of Expenses to Average Net Assets(4)(9)	0.85%	0.84%		0.89%		0.95%	0.95%	0.95%	1.10%

Ratio of Net Investment Income to Average Net Assets(4)(9)	1.48%	1.28%		1.25%	(2)	1.32%	1.32%	1.35%	1.27%

Portfolio Turnover Rate(5)(10)	32%	68%		53%	(6)	27%	26%	19%	32%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 25%.
(7)	Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 8, 2003.
(8)	Total return does not reflect the effect of any sales charges.
(9)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(10)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003.

[FOOTER INFORMATION: UPDATE WITH SECTION NAME]	39

	LIFEPATH 2040 PORTFOLIO (Class I)								LIFEPATH 2040 PORTFOLIO (Class R)

	Year Ended Dec. 31, 2003	Period Ended Dec. 31, 2002(1)		Year Ended Feb. 28, 2002		Year Ended Feb. 28, 2001	Year Ended Feb. 29, 2000	Year Ended Feb. 28, 1999	Period From Apr. 8, 2003 to Dec. 31, 2003(7)

Net Asset Value, Beginning of Period	$12.27	$14.73		$16.74		$20.64	$20.25	$18.77	$11.74

Income from Investment Operations:
Net Investment Income	0.18	0.12		0.10	(2)	0.11	0.13	0.14	0.17
Net Realized and Unrealized Gain (Loss)	3.18	(2.48)		(1.93	)(2)	(2.20)	3.18	2.67	3.13

Total from Investment Operations	3.36	(2.36)		(1.83)		(2.09)	3.31	2.81	3.30

Less Distributions from:
Net investment income	(0.16)	(0.10)		(0.10)		(0.10)	(0.13)	(0.14)	(0.15)
Net Realized Gain	—	—		(0.08)		(1.71)	(2.79)	(1.19)

Total Distributions	(0.16)	(0.10)		(0.18)		(1.81)	(2.92)	(1.33)	(0.15)

Net Asset Value, End of Period	$15.47	$12.27		$14.73		$16.74	$20.64	$20.25	$14.89

Total Return(8)	27.64%	(16.03)%	(3)	(10.89)%		(10.81)%	16.01%	15.35%	27.65%	(9)

Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$127,357	$74,352		$84,961		$97,863	$122,683	$163,883	$14,860
Ratio of Expenses to Average Net Assets(4)	0.85%	0.83%		0.90%		0.95%	0.95%	0.95%	1.10%
Ratio of Net Investment Income to Average Net Assets(4)	1.36%	1.05%		0.64%	(2)	0.50%	0.59%	0.72%	1.07%
Portfolio Turnover Rate(5)(10)	29%	62%		15%	(6)	20%	29%	19%	29%

(1)	For the ten months ended December 31, 2002. The Portfolio changed its fiscal year-end from February 28 to December 31.
(2)	Effective March 1, 2001 the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
(3)	Not annualized.
(4)	Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
(5)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio.
(6)	Portfolio turnover rate excluding in-kind transactions was 15%.
(7)	Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the Portfolio. To establish the new share class, the Portfolio’s distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 8, 2003.
(8)	Total return does not reflect the effect of any sales charges.
(9)	Not annualized.
(10)	Represents the portfolio turnover rate of the Portfolio’s corresponding Master Portfolio for the year ended December 31, 2003

40	BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares Trust is not sponsored, endorsed, sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in iShares particularly or the ability of the Standard & Poor’s Indices to track general stock market performance. Standard & Poor’s only relationship to BGI or BGFA is the licensing of certain trademarks and trade names of Standard & Poor’s and of the Standard & Poor’s Indicies that are determined, composed and calculated by Standard & Poor’s without regard to BGI, BGFA or the Trust. Standard & Poor’s has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Standard & Poor’s Indices. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination or calculation of the equation by which iShares are to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of the iShares. Standard & Poor’s does not guarantee the accuracy and/or the completeness of the Standard & Poor’s Indices or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Standard & Poor’s Indices or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor’s Indices or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored, endorsed, sold or promoted by Frank Russell Company. Frank Russell Company makes no representation or warranty, express or implied, to the owners of the iShares or any member of the public regarding the advisability of investing in securities generally or in iShares, particularly or the ability of the Russell Indices to track general stock market performance. Frank Russell Company is the licensor of certain trademarks, service marks, and trade names. The Russell Indices on which the Funds are based are determined, composed and calculated by Frank Russell Company without regard to BGI, BGFA or the Funds. Frank Russell Company has no obligation to take the needs of BGI, BGFA or the owners of iShares into consideration in determining, composing or calculating the Russell Indices, Frank Russell Company is not responsible for and has not participated in the determination of the prices and amount of iShares or the timing of the issuance or sale of iShares or in the determination or calculation of the equation by which iShares are to be converted into cash. Frank Russell Company has no obligation or liability in connection with the administration of the Trust or the marketing or trading of iShares. Although Frank Russell Company obtains information for inclusion or use in the calculation of the Russell Indices from sources that Frank Russell Company considers reliable, Frank Russell Company does not guarantee the accuracy and/or the completeness of the Russell Indices or any data included therein. Frank Russell Company shall have no liability for any errors, omissions, or interruptions therein. Frank Russell Company makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of iShares, or any other person or entity from the use of the Russell Indices or any data included therein. Frank Russell Company makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indices or any data included therein. Without limiting any of the foregoing, in no event shall Frank Russell Company have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indices or any data included therein, even if notified of the possibility of such damages.

iShares, Inc. is not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in funds generally or in these Funds particularly or the ability of the MSCI Indices to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Funds. MSCI has no obligation to take the needs of the Funds or the owners of iShares into consideration in determining, composing or calculating the MSCI Indices. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of these Funds to be issued or in the determination or calculation of the equation by which these Funds are redeemable for cash. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices has any obligation or liability to owners of these Funds in connection with the administration, marketing or trading of iShares.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices guarantees the accuracy and or the completeness of the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of the Funds, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indices makes any express or implied warranties, and MSCI hereby expressly disclaims all

LIFEPATH DETAILS	41

warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of iShares, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Trust is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of iShares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BGI is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of iShares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which iShares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of iShares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored or endorsed by Lehman Brothers (Lehman). Lehman makes no representation or warranty, express or implied, to the owners of the iShares Lehman Aggregate Bond Fund (the “Lehman Fund”) or any member of the public regarding the advisability of investing in securities generally or in the Lehman Fund particularly, or the ability of the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”) to track the appropriate bond market performance. Lehman is the licensor of certain trademarks, service marks and trade names to BGI. The Lehman Index is determined, composed and calculated by Lehman without regard to BGI, BGFA or the Lehman Fund. Lehman has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Fund into consideration in determining, composing or calculating the Lehman Index. Lehman is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Lehman Fund to be issued or the determination or calculation of the redemption price per share. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Trust.

Lehman does not guarantee the quality, accuracy and/or the completeness of the Lehman Index or any data included therein. Lehman expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Lehman makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the Lehman Fund, or any other person or entity, from the use of the Lehman Index or any data included therein. Lehman makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Lehman Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a fund to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The underlying indices identified herein are determined, composed and calculated by Standard & Poor’s, Frank Russell Company, MSCI, Cohen & Steers and Lehman without regard to any Fund. The AMEX is not responsible for nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

42	BARCLAYS GLOBAL INVESTORS FUNDS

The AMEX does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee’s customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject Indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any underlying index or the ability of any underlying index identified herein to track stock market performance. The Standard & Poor’s Indices identified herein is determined, composed and calculated by Standard & Poor’s without regard to the iShares of any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Standard & Poor’s Indices, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The NYSE has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee’s customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the underlying indexes or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIFEPATH DETAILS	43

For more detailed information on the LifePath Portfolios, request a copy of the LifePath Portfolios’ annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss the LifePath Portfolios’ investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected the LifePath Portfolio’s performance.

The SAI provides detailed information on the Class R shares of the LifePath Portfolios. BGFA has electronically filed the SAI, dated March 15, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the LifePath Portfolios, or wish to obtain the reports and SAI free of charge, please call the LifePath Portfolios’ toll-free number:

1 877 BGI 1544

(1 877 244 1544)

or e-mail the LifePath Portfolios

at BGIFUNDS@seic.com

Or you may write Barclays Global Investors Funds:

c/o SEI Investments

Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission’s Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section. Address your request to:

Public Reference Section

of the SEC

Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.:

811-7332

BARCLAYS GLOBAL INVESTORS FUNDS

BARCLAYS GLOBAL INVESTORS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

LIFEPATH RETIREMENT PORTFOLIO

LIFEPATH 2010 PORTFOLIO

LIFEPATH 2020 PORTFOLIO

LIFEPATH 2030 PORTFOLIO

LIFEPATH 2040 PORTFOLIO

Class I and Class R Shares

March 15, 2004

Barclays Global Investors Funds (the “Trust”) is an open-end management investment company. This Statement of Additional Information (“SAI”) contains additional information about the Trust’s LifePath Retirement (formerly LifePath Income), LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios (collectively, the “LifePath Portfolios”). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests all of its assets in a separate portfolio (each a “Master Portfolio” and collectively, the “Master Portfolios”) of Master Investment Portfolio (“MIP”) that has the same investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the “Underlying Funds”). MIP is an open-end, series investment company. Barclays Global Fund Advisors (“BGFA”) serves as investment adviser to the corresponding Master Portfolio of each LifePath Portfolio and also serves as investment adviser to each of the Underlying Funds, except for the Barclays Global Investors Funds Institutional Money Market Fund, which invests all its assets in a corresponding Master Portfolio advised by BGFA.

This SAI is not a prospectus and should be read in conjunction with the LifePath Portfolios’ current Prospectuses, also dated March 15, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and independent auditors’ report for the fiscal period ended December 31, 2003, are hereby incorporated by reference to the LifePath Portfolios’ Annual Reports and the Prospectuses for the LifePath Class I and Class R Portfolios. Copies of the Prospectuses and the Annual Reports may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) or e-mailing the LifePath Portfolios at BGIFUNDS@seic.com.

HISTORY OF THE TRUST

The Trust is an open-end, management investment company, organized (on December 4, 2001) as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds (“BGIF” or the “Company”) approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the “Redomiciling”). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to and having identical designations as the Company’s series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company’s registration statement. Shortly thereafter, the Company was dissolved.

The Trust consists of multiple series, including the LifePath Portfolios. The Trust’s principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds (also shown below) as well as government securities and short-term paper. Barclays Global Investors, N.A. (“BGI”), the parent company of BGFA, has granted the Trust a non-exclusive license to use the name “LifePath.” If the license agreement is terminated, the Trust, at BGI’s request, will cease using the “LifePath” name.

LifePath Portfolio	Corresponding Master Portfolio
LifePath Retirement Portfolio	LifePath Retirement Master Portfolio
LifePath 2010 Portfolio	LifePath 2010 Master Portfolio
LifePath 2020 Portfolio	LifePath 2020 Master Portfolio
LifePath 2030 Portfolio	LifePath 2030 Master Portfolio
LifePath 2040 Portfolio	LifePath 2040 Master Portfolio

Underlying Funds
MIP Active Stock Master Portfolio
MIP CoreAlpha Bond Master Portfolio
iShares S&P 500 Index Fund
iShares S&P MidCap 400 Index Fund
iShares Russell 2000 Index Fund iShares Russell MidCap Index Fund
iShares Cohen & Steers Realty Majors Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI Emerging Markets Index Fund
iShares Lehman Aggregate Bond Fund
BGIF Institutional Money Market Fund

On or about April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named “Class I.” On July 1, 2001, the Company’s LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust’s LifePath Income Portfolio was renamed the LifePath Retirement Portfolio.

On September 11, 2003, the Board of Trustees of MIP approved the conversion of the Master Portfolios to a fund-of-funds structure, whereby the Master Portfolios each invest their assets in the Underlying Funds rather than directly in a portfolio of securities.

DESCRIPTION OF THE LIFEPATH PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

The Master Portfolios in which the LifePath Portfolios invest consist of five asset allocation funds, each of which is a series of MIP. The LifePath Portfolios and their corresponding Master Portfolios in which they invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Organizations and other entities such as the LifePath Portfolios that hold shares of beneficial interest of a Master Portfolio may be referred to herein as “feeder funds.”

Investment Objectives and Policies. Each LifePath Portfolio has adopted a non-fundamental investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of each LifePath Portfolio will be achieved.

Description of the Underlying Funds.

Two of the Underlying Funds—the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the “Underlying Master Portfolios”)—are diversified portfolios of MIP. The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. As discussed in the LifePath Portfolios’ Prospectuses, BGFA invests the Active Stock Master Portfolio’s assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors.

The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. As discussed in the LifePath Portfolios’ Prospectuses, BGFA invests the CoreAlpha Bond Master Portfolio’s assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector’s relative value and risk-adjusted return.

The remaining Underlying Funds—other than the BGIF Institutional Money Market Fund (the “Underlying Money Market Fund”)—are exchange-traded funds (“ETFs”) that are part of the iShares family of funds (“Underlying iShares Funds”). Each Underlying iShares Fund seeks to achieve its objective by investing in securities of the relevant underlying index, and are thus commonly known as “index funds.” As a result, adverse performance of a particular security in an Underlying iShares Fund’s portfolio will ordinarily not result in the elimination of the security from the portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value (“NAV”) per share only in aggregations of a specified number of iShares (each a “Creation Unit”), generally in exchange for a basket of equity or fixed-income securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed on national securities exchanges, and also may be listed on certain non-U.S. exchanges.

Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

Each LifePath Portfolio may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities.

(2)	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(3)	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(4)	Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5)	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(7)	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph 3, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

As a matter of non-fundamental policy:

(1)	Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if a LifePath Portfolio is an underlying fund and has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, it will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio.

(2)	Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3)	Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4)	Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders. In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund is set forth in its respective SAI.

PORTFOLIO SECURITIES

Set forth below are descriptions of certain direct investments and additional investment policies for the Master Portfolios. Following this section is a description of the Underlying Funds in which the Master Portfolios invest.

Borrowing

The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Master Portfolio maintains a segregated account.

Loans of Portfolio Securities.

Pursuant to guidelines approved by MIP’s Board of Trustees, each Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) a Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) a Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, a Master Portfolio’s investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

A Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as Securities Lending Agent for the Master Portfolios, subject to the overall supervision of the Master Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolios have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Short-Term Instruments and Temporary Investments.

The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when “defensive” strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations. A Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by a Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits (“TDs”), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

A Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. A Master Portfolio will not own more than one such CD per such issuer.

Commercial Paper and Short-Term Corporate Debt Instruments. A Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s or “AA” by S&P. Subsequent to its purchase by a Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Master Portfolio. The investment adviser to a Master Portfolio will consider such an event in determining whether a Master Portfolio should continue to hold the obligation. To the extent a Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

U.S. Government Obligations.

A Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments in the Underlying Funds

Other than the investments described above, each Master Portfolio invests in a combination of Underlying Funds, which invest directly in portfolio securities. As a result, set forth below are descriptions of certain investments and additional investment policies for the Underlying Funds, as disclosed in their respective SAIs or Part Bs of their registration statements.

Investments in the Underlying MIP Active Stock Master Portfolio.

The disclosure that follows is found in the Part B of the Underlying MIP Active Stock Master Portfolio’s registration statement. As a result, any references to the “Master Portfolio” refers to the MIP Active Stock Master Portfolio and not to the LifePath Portfolios or to the LifePath Master Portfolios.

Bonds.

Certain of the debt instruments purchased by the Master Portfolio may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing.

The Master Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Master Portfolio maintains a segregated account.

Convertible Securities.

The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Floating- and Variable-Rate Obligations.

The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio’s portfolio.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Futures Contracts, Options Transactions, and Swap Transactions.

The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the NAV of the Master Portfolio.

The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”).

Stock Index Futures and Options on Stock Index Future. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on which the Fund is based (“Underlying Index”) on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Index Swaps. The Master Portfolio may enter into index swaps. Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio’s investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

Illiquid Securities.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange-Traded Funds.

The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Master Portfolio’s total assets with respect to all such companies in the aggregate. The Master Portfolio has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, the Master Portfolio’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities.

Pursuant to guidelines approved by MIP’s Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio’s investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

Barclays Global Investors, N.A. (“BGI”), acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolio’s investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements.

The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller’s obligation to repurchase, and the Master Portfolio’s obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. In connection with the sale of the underlying securities, the Master Portfolio may incur certain costs if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Non-U.S. Issuers.

The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts. The Master Portfolio’s assets may be invested in the securities of foreign issuers and American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Short-Term Instruments and Temporary Investments.

The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when “defensive” strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, time deposits (“TDs”), bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s or “AA” by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

U.S. Government Obligations.

The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Investments in the Underlying MIP CoreAlpha Bond Fund.

The disclosure that follows is found in the Part B of the Underlying MIP CoreAlpha Bond Master Portfolio’s registration statement. As a result, any references to the “Master Portfolio” refer to the MIP CoreAlpha Bond Master Portfolio and not to the LifePath Portfolios or to the LifePath Master Portfolios.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Master Portfolio may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Bonds.

The Master Portfolio invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or a governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Master Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing.

The Master Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Master Portfolio maintains a segregated account.

Convertible Securities.

The Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Credit-Linked Securities.

The Master Portfolio may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one of more credit default swaps on corporate credits and, in some instances, by government securities or similar low risk assets. As an investor in credit-linked securities, the Master Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. The Master Portfolio bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Master Portfolio bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate credits and the credit default swap is physically-settled, the Master Portfolio may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Master Portfolio’s principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, the Master Portfolio’s principal investment would be reduced typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Master Portfolio would not receive physical delivery of the loan or security that was the subject of the relevant credit event.

The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of the credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Master Portfolio are based on amounts received in respect of, or the value of performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Master Portfolio as investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

See “Futures Contracts, Options Transactions, and Swap Transactions” for additional risks associated with swap transactions.

Equity Securities.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Floating- and Variable-Rate Obligations.

The Master Portfolio may purchase floating- and variable-rate obligations. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio’s portfolio.

Futures Contracts, Options Transactions, and Swap Transactions.

The Master Portfolio may enter into futures contracts and may purchase and write (i.e., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the Master Portfolio.

The Master Portfolio will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5, and, therefore, the Master Portfolio will not be subject to registration or regulation as a commodity pool operator under the CEA.

Stock Index Futures and Options on Stock Index Futures. The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date – the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the Underlying Index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Master Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Master Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Master Portfolio’s portfolio securities which are the subject of the transaction.

Interest-Rate and Index Swaps. The Master Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Master Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Master Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Master Portfolio enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Master Portfolio may not receive net amount of payments that the Master Portfolio contractually is entitled to receive.

Credit Default Swaps. The Master Portfolio may also engage in credit default swaps to (a) protect against credit risks associated with investing in certain companies (each, as used in this risk discussion, a “reference entity”) and (b) to sell protection to a counterparty against credit risks associated with a reference entity. In a credit default swap, the Master Portfolio would, if buying protection, enter into an agreement with a counterparty whereby, if the transaction is to be cash settled, the counterparty agrees to compensate the Master Portfolio for the loss in market value of its investment in the reference entity in the event the reference entity experiences a credit event, such as a material loan or bond default, restructuring or bankruptcy. Alternatively, if the transaction were to be physically settled, the counterparty would agree that if a specified credit event occurs, it would take delivery of the investment and pay to the Master Portfolio an amount equal to the face value of the investment. In exchange for this risk protection, the Master Portfolio would pay the counterparty a fixed premium over the specified life of the swap contract. In instances where the Master Portfolio sells protection, the Master Portfolio would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction. The Master Portfolio would be required to compensate the counterparty for the loss in market value of its investment if the reference entity suffered a credit event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified credit event with respect to the reference entity, the Master Portfolio would be required to take physical delivery of the designated investment and would pay to the counterparty an amount equal to the face value of such investment. Credit default swaps involve significant risks, including the risk of loss associated with the failure of the counterparty to perform its obligations under the swap contract. In the event of counterparty default, the Master Portfolio would have rights solely against the counterparty and will have no recourse against the reference entity as a result of the counterparty default.

Future Developments. The Master Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Master Portfolio’s investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, the Master Portfolio will provide appropriate disclosure in its Part A or Part B.

High Yield Securities.

The Master Portfolio may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, the Master Portfolio may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of the Master Portfolio’s portfolio. Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Master Portfolio.

Illiquid Securities.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Investment Companies and Exchange-Traded Funds.

The Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its advisor, BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio’s total assets with respect to any one investment company and (iii) 10% of a Master Portfolio’s total assets with respect to all such companies in the aggregate. The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, BGIF, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

The Master Portfolio may purchase shares of ETFs. Typically, the Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolio may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Master Portfolio’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Letters of Credit.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

Loans of Portfolio Securities.

Pursuant to guidelines approved by MIP’s Board of Trustees, the Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, each Master Portfolio’s investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, the Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Master Portfolio if a material event affecting the investment is to occur. The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as Securities Lending Agent for the Master Portfolio, subject to the overall supervision of the Master Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolio has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Mortgage Securities.

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or “CMOs”), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities.

The Master Portfolio may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or Federal Home Loan Mortgage Corporation (“FHLMC”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Master Portfolio may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Master Portfolio may use TBA transactions in several ways. For example, the Master Portfolio may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Master Portfolio generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Master Portfolio may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Master Portfolio to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Master Portfolio will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

Municipal Securities.

Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the master Portfolio may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Master Portfolio may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Repurchase Agreements.

The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller’s obligation to repurchase, and the Master Portfolio’s obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

Restricted Securities.

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Master Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements.

The Master Portfolio may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Securities of Non-U.S. Issuers.

The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Foreign Equity Securities and Depositary Receipts. The Master Portfolio’s assets may be invested in the securities of foreign issuers and ADRs and EDRs of such issuers.

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Master Portfolio may invest in ADRs, EDRs and CDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Short-Term Instruments and Temporary Investments.

The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of interestholder purchases or redemptions or when “defensive” strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed TDs and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

Bank Obligations. The Master Portfolio may invest in bank obligations, including CDs, TDs, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

The Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Master Portfolio will not own more than one such CD per such issuer.

Commercial Paper and Short-Term Corporate Debt Instruments. The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “Aa” by Moody’s or “AA” by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

U.S. Government Obligations.

The Master Portfolio may invest a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants.

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Investments in the Underlying iShares MSCI Emerging Markets Index Fund.

The disclosure that follows is found in the SAI for the Underlying iShares MSCI Emerging Markets Index Fund. As a result, any references to the “Fund” refer to the Underlying iShares MSCI Emerging Markets Index Fund and not to the LifePath Portfolios or the LifePath Master Portfolios.

Exchange Listing and Trading.

iShares of the Fund are listed for trading on the American Stock Exchange (the “AMEX”) and trade throughout the day on the AMEX and other secondary markets. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of the Fund will continue to be met. The AMEX may, but is not required to, remove the iShares of the Fund from listing if (1) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the iShares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated “indicative optimized portfolio value” (“IOPV”) for the Fund as calculated by an information provider, such as Bloomberg, L.P (“Bloomberg”). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. An IOPV for the Fund is disseminated every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund’s IOPV disseminated during AMEX trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of the Fund’s portfolio. In addition, the foreign exchange rate used in computing NAV of the Fund may differ materially from that used by Bloomberg.

The equity securities included in the IOPV for the Fund reflect the same market capitalization weighting as the Deposit Securities of the Fund. In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency.

Concentration and Lack of Diversification of Certain Funds.

The Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of the Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, the Fund may concentrate their investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its iShares to greater price volatility than that experienced by less concentrated investment companies.

The Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986 (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of the Fund and makes it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities.

Pursuant to guidelines approved by the Board, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund’s securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI acts as securities lending agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Repurchase Agreements.

The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should the Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements.

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions.

The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments.

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the Fund to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Fund is permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Foreign Securities.

The Fund may purchase publicly traded common stocks of foreign corporations. The Fund’s investment in common stock of foreign corporations represented in the Underlying Indices may also be in the form of ADRs and GDRs. ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs.

Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Free Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund’s assets invested in shares of other iShares Funds. No fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

Illiquid Securities.

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments.

The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. Dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

Futures and Options.

The Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts, options and options on futures contracts will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements.

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Company’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Non-U.S. Equity Portfolios.

An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Investments in Subject Equity Markets.

Brief descriptions of certain equity markets in which the Fund are invested are provided below.

Country Specific Information

The Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently, South Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for Brazil, Mexico, South Korea, South Africa and Taiwan are described below.

The Brazilian Equity Markets

General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (the “BM&F”), in Sao Paulo, is Brazil’s futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$182 billion as of September 30, 2003.

Chief Industries. Brazil’s chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil’s chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

Chief Exports. Brazil’s chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil’s GDP annual percent change was -1.4% for the year ended September 30, 2003.

Consumer Price Inflation. Brazil’s CPI annual percent change was 12.3% for the year ended September 30, 2003.

Unemployment Rate. Brazil’s unemployment rate was 12.9% for the year ended September 30, 2003.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930’s. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (the “KLSE”) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE’s close links with the Stock Exchange of Singapore (the “SES”) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for the shares of the iShares MSCI Malaysia Index Fund.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$151 billion as of September 30, 2003.

Chief Industries. Peninsular Malaysia’s main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah’s main industries are logging, and petroleum production. Sarawak’s main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia’s chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia’s chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia’s GDP annual percent change was 5.1% for the year ended September 30, 2003.

Consumer Price Inflation. Malaysia’s CPI annual percent change was 1.3% for the year ended September 30, 2003.

Unemployment Rate. Malaysia’s unemployment rate was 4.0% for the year ended September 30, 2003.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (the “BMV”), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (the “CNV”) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$109 billion as of September 30, 2003.

Chief Industries. Mexico’s chief industries are among world’s largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Mexico’s chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico’s chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico’s GDP annual percent change was 0.4% for the year ended September 30, 2003.

Consumer Price Inflation. Mexico’s CPI annual percent change was 4.0% for the year ended September 30, 2003.

Unemployment Rate. Mexico’s unemployment rate was 3.6% for the year ended September 30, 2003.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (the “JSE”), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of September 30, 2003, the total market capitalization of the South African equity markets was approximately US$216 billion.

Chief Industries. South Africa’s chief industries consist of mining (it is the world’s largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa’s chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa’s chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa’s GDP annual percent change was 1.8% for the year ended September 30, 2003.

Consumer Price Inflation. South Africa’s CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Africa’s unemployment rate was 31.2% for the year ended September 30, 2003.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the

Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$256 billion as of September 30, 2003.

Chief Industries. South Korea’s chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. South Korea’s chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. South Korea’s chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. South Korea’s GDP annual percent change was 1.9% for the year ended September 30, 2003.

Consumer Price Inflation. South Korea’s CPI annual percent change was 3.7% for the year ended September 30, 2003.

Unemployment Rate. South Korea’s unemployment rate was 3.7% for the year ended September 30, 2003.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (the “TSE”) was founded a year later and officially commenced operation in February 1962.

In the exchange’s first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$340 billion as of September 30, 2003.

Chief Industries. Taiwan’s chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan’s chief imports consist of machinery and electrical equipment, minerals, and precision instruments.

Chief Exports. Taiwan’s chief exports consist of machinery and electrical equipment, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan’s GDP annual percent change was 4.2% for the year ended September 30, 2003.

Consumer Price Inflation. Taiwan’s CPI annual percent change was -0.1% for the year ended September 30, 2003.

Unemployment Rate. Taiwan’s unemployment rate was 5.5% for the year ended September 30, 2003.

Investments in the iShares Lehman Aggregate Bond Fund.

The disclosure that follows is found in the SAI for the Underlying iShares Lehman Aggregate Bond Fund. As a result, any references to the “Fund” refer to the Underlying iShares Lehman Aggregate Bond Fund and not to the LifePath Portfolios or to the LifePath Master Portfolios.

The Fund seeks to achieve its objective by investing in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.

The Fund will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

The Fund generally will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index is U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the GNMA and FNMA that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

Diversification.

The Fund is a “diversified fund.” A diversified fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its assets in securities of anyone issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of a diversified Fund’s assets may be invested in any manner.

In addition, the Fund may concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s iShares to greater price volatility than that experienced by less concentrated investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and makes it less likely that the Fund will meet its investment objective.

Bonds.

The Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations.

The Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Mortgage Pass-Through Securities.

A significant portion of the Lehman Brothers U.S. Aggregate Index (the “Lehman Aggregate Index”) (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Asset-Backed and Commercial Mortgage-Backed Securities.

The Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

Money Market Instruments.

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. However, only the Fund currently intends to invest a significant portion of its assets in such instruments. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies.

The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Fund, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Fund is permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Loans of Portfolio Securities.

The Fund may lend its investment securities to approved borrowers. The Trust and BGI have been granted an exemptive order (the “Order”) that permits BGI to serve as the Trust’s securities lending agent. The Board has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers may include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by the Fund at any time; and (iii) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (1) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under “Investment Strategies and Risks”.

Repurchase Agreements.

The Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should the Fund enter into a repurchase agreement, the Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Investments in all other Underlying iShares Funds.

The disclosure that follows is found in the SAI for the Underlying iShares Funds other than the Underlying iShares MSCI Emerging Markets Index Fund and the Underlying iShares Lehman U.S. Aggregate Bond Fund. As a result, any reference to the “Fund” or “Funds” refers to those Underlying iShares Fund(s) and not to the LifePath Portfolios or to the LifePath Master Portfolios.

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Some Funds will engage in Replication, which means they hold substantially all of the securities of the Underlying Index in approximately the same proportions as reflected in the Underlying Index. Other Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

At least 90% of each Fund’s assets will be invested in securities in its Underlying Index or in ADRs based on securities in its Underlying Index. A Fund may invest up to 10% of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. The following examples illustrate the circumstances in which a Fund would hold securities not included in its Underlying Index. First, in order to reflect various corporate actions (such as mergers) and other changes in the Fund’s Underlying Index (reconstitutions), a Fund may hold securities that are announced as additions to the Underlying Index prior to their actual date of inclusion in such Index. Second, a Fund may hold securities that have been recently deleted from its Underlying Index due to various corporate actions and reconstitutions. Third, a Fund may invest in securities outside the Underlying Index when necessary to meet the diversification requirements of a regulated investment company under the Internal Revenue Code. In such cases, the securities outside the Underlying Index will be securities in the relevant market, market segment, market sector or group of industries tracked by such Index. A Fund also may invest its other assets in futures contracts, options on futures contracts, options and swaps related to its Underlying Index, as well as cash and cash equivalents, including shares of money market funds affiliated with BGFA.

Representative Sampling is used for those Funds where BGFA believes that Replication is not the most effective means to track the Underlying Index. The number of securities, liquidity of underlying securities, restrictions on the ownership of securities, high transaction expenses and other trading costs, and tax and other regulatory restrictions are among the factors that BGFA considers. Although Representative Sampling has been an effective means of approximating index performance in the past, it will not usually enable a Fund to track the Underlying Index’s performance with the accuracy achieved by Replication. Each Fund will be reviewed regularly and adjusted, when necessary, to correlate with the relevant Underlying Index.

Lack of Diversification of Certain Underlying iShares Funds.

The iShares Cohen & Steers Realty Majors Index Fund and the iShares MSCI EAFE Index Fund are considered non-diversified Funds, as that term is defined under the 1940 Act. All other Underlying iShares Funds are considered diversified Funds. With respect to 75% of a Fund’s total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the Fund’s total assets may be invested in any manner.

A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Loans of Portfolio Securities.

Each Fund may lend its investment securities to approved borrowers. The Trust and BGI have been granted an exemptive order (the “Order”) that permits BGI to serve as the Trust’s securities lending agent. The Board has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers man include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. Securities lending procedures approved by the Board will meet or exceed the requirements stated above and promulgated under the 1940 Act. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described in this Investment Strategies and Risks Section.

Repurchase Agreements.

Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

Reverse Repurchase Agreements.

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions.

No Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Money Market Instruments.

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Investment Companies, REITs.

Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Each Fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such Fund. No Fund will invest more than 10% of its total assets investment companies or other pooled investment vehicles.

Foreign Securities.

Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund’s investment in common stock of foreign corporations may also be in the form of ADRs and GDRs. ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities.

Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments.

Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

Futures and Options.

Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin”, to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

Swap Agreements.

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Future Developments.

The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this Statement of Additional Information and in the Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks.

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s iShares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions.

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements.

The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Investments in the Underlying Money Market Fund.

The disclosure that follows is found in the SAI for the Underlying Money Market Fund. As a result, any references to the “Fund” refer to the Underlying Money Market Fund and not to the LifePath Portfolios or to the LifePath Master Portfolios.

Asset-Backed Securities.

The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made regularly, thus in effect “passing through” payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

Bank Obligations.

The Fund may invest in bank obligations that include, but are not limited to, negotiable CDs, bankers’ acceptances and fixed TDs. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed TDs are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed TDs may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed TDs do not have an established market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed TDs subject to withdrawal penalties, other than overnight deposits.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments.

The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust’s Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio’s interestholders.

Floating- and Variable-Rate Obligations.

The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The following types of derivative securities ARE NOT permitted investments for the Fund:

•	capped floaters (on which interest is not paid when market rates move above a certain level);

•	leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

•	range floaters (which do not pay any interest if market interest rates move outside of a specified range);

•	dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

•	inverse floaters (which reset in the opposite direction of their index).

Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund’s investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Funding Agreements.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.

Illiquid Securities.

The Fund may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

Investment Company Securities.

The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund’s investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s net assets with respect to any one investment company and (iii) 10% of the Fund’s net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Letters of Credit.

Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

Loan Participation Agreements.

The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if the value were based on available market quotations.

Loans of Portfolio Securities.

Pursuant to guidelines approved by the Trust’s Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the

Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

BGI, acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

Municipal Obligations.

The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

Participation Interests.

The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund’s participation interest bears to the total principal amount of the underlying securities.

Pass-Through Obligations.

Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

Privately Issued Securities.

It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Repurchase Agreements.

The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller’s obligation to repurchase, and the Fund’s obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Unrated Investments.

The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund’s procedures adopted by the Trust’s Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund’s shareholder’s best interest. To the extent the ratings given by a nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

Foreign Obligations.

Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

U.S. Government Obligations.

The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MANAGEMENT

The Board of Trustees is responsible for the overall management and operations of the Portfolios. If the interests of a LifePath Portfolio, a Master Portfolio, and an Underlying Master Portfolio were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. In such instances, BGFA and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,** 42	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of the Individual Investors Business of BGI.	110	Trustee of iShares Trust and Director of iShares Inc.

Michael A. Latham, 38	Secretary, Treasurer and Chief Financial Officer	Director of Mutual Fund Delivery of the Individual Investors Business of BGI (since 2000); Head of Operations, BGI Europe (1997-2000); Manager of Portfolio Accounting Group (1994-1997).	N/A	None

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP, which include the Underlying Master Portfolios. In addition, Mr. Kranefuss and Mr. Lyons each serve as a Trustee of iShares Trust and a Director of iShares, Inc.
**	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Master Portfolios and the parent company of BGFA, the investment adviser of the Master Portfolios.

Independent Trustees

Name, Address and Age	Position(s), Length of Service	Principal Occupation During Past Five Years	Number of Portfolios Overseen in Fund Complex*	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 59	Trustee since November 16, 2001	Director, Osher Lifelong Learning Institutes, The Bernard Osher Foundation; President and Chief Executive Officer of The James Irvine Foundation (non-profit foundation) from 2002-2003; President and Chief Executive Officer of KQED, Inc. (public television and radio) from 1993-2002.	27	Director, Bank of Hawaii

Jack S. Euphrat, 81	Trustee since October 20, 1993	Private Investor	27	None

W. Rodney Hughes, 77	Trustee since October 20, 1993	Private Investor	27	None

Richard K. Lyons, 43	Trustee since November 16, 2001	Professor, University of California, Berkeley: Haas School of Business; Member, Council of Foreign Relations	110	Director (Chairman) of Matthews Asian Funds (oversees 6 portfolios). Trustee of iShares Trust and Director of iShares Inc.

Leo Soong, 57	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	27	None

*	The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP, which include the Underlying Master Portfolios. In addition, Mr. Kranefuss and Mr. Lyons each serve as a Trustee of iShares Trust and a Director of iShares Inc.

Committees. There are two standing committees of the Board of Trustees – the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Portfolios’ accounting and financial reporting practices, reviewing the results of the annual audits of the Portfolios’ financial statements and interacting with the Portfolios’ independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings, all of which were chaired by W. Rodney Hughes.

Beneficial Equity Ownership Information. As of December 31, 2003, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Portfolios beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Portfolios and

Family of Investment Companies as of December 31, 2003

Interested Trustees	Dollar Range of Securities in:
	LifePath Retirement Portfolio	LifePath 2010 Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	Aggregate Dollar Range of Securities in the Family of Investment Companies
Lee T. Kranefuss	0	0	0	0	0	0
Independent Trustees
Mary G. F. Bitterman	0	0	0	0	0	0
Jack S. Euphrat	0	0	0	0	0	0
W. Rodney Hughes	0	0	0	0	0	0
Richard K. Lyons	0	0	0	0	0	D
Leo Soong	0	0	0	0	0	0

Ownership of Securities of Certain Entities. As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the placement agent, or any entity controlling, controlled by, or under common control with the investment adviser or the placement agent, unless noted above.

Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of December 31, 2003, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

Compensation Table

For the Fiscal Year Ended December 31, 2003

Name and Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Mary G. F. Bitterman Trustee	$12,500	$25,000
Jack S. Euphrat Trustee	$12,500	$25,000
W. Rodney Hughes Trustee	$12,500	$25,000
Lee Kranefuss Trustee	$0	$0
Richard K. Lyons Trustee	$12,500	$90,000
Leo Soong Trustee	$12,500	$25,000

Master/Feeder Structure. Each Portfolio seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are “Feeder Funds” into the Master Portfolios, and the Master Portfolios in turn are “Fund of Funds.” Each LifePath Portfolio is liable for all obligations of such Master Portfolio. However, the risk of a LifePath Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust’s Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another Feeder Fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust’s Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Upon any such withdrawal, the Trust’s Board would consider alternative investments, including investing all of the LifePath Portfolio’s assets in another investment company with the same investment objective or hiring an investment adviser to manage the LifePath Portfolio’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

Whenever a LifePath Portfolio, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matters. The LifePath Portfolios will cast its votes in proportion to the votes of all other holders of shares of its shareholders. Shares for which the LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders.

Certain policies of a Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP’s Trustees without interestholder approval. If a Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, a LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Portfolio. The LifePath Portfolios will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.

Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics that contains policies on personal securities transactions by “access persons.” These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a LifePath Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a LifePath Portfolio or investment adviser; (ii) any employee of a LifePath Portfolio or investment adviser (or any company in a control relationship to a Portfolio or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Portfolio, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a LifePath Portfolio or investment adviser who obtains information concerning recommendations made to a LifePath Portfolio regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including investment company shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a LifePath Portfolio. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 27, 2004, the shareholders identified below were known by the Trust to own 5% or more of the LifePath Portfolio’s outstanding Class I and Class R shares in the following capacity:

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	Siemens Corp. Savings Plan Bankers Trust Company TR P.O. Box 1992 MS D5 Boston, MA 02105	36%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	18%	Record

	Investors Bank and Trust Company Cust. For Various Retirement Plans C/o Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	15%	Record

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
	Whitelaw & Co. c/o National City P.O. Box 94984 Cleveland, OH 44101	11%	Record

LifePath 2010 Portfolio	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	25%	Record

	Siemens Corp. Savings Plan Bankers Trust Company TR P.O. Box 1992 MS D5 Boston, MA 02105	21%	Record

	Investors Bank and Trust Company Cust. For Various Retirement Plans C/o Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	16%	Record

	Northern Trust Company Custodian FBO Texas Instruments Corporate Custody P.O. Box 92956 Chicago, IL 60675	7%	Record

	Whitelaw & Co. c/o National City P.O. Box 94984 Cleveland, OH 44101	6%	Record

LifePath 2020 Portfolio	Siemens Corp. Savings Plan Bankers Trust Company TR P.O. Box 1992 MS D5 Boston, MA 02105	33%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	28%	Record

	Investors Bank and Trust Company Cust. For Various Retirement Plans C/o Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	17%	Record

LifePath 2030 Portfolio	Siemens Corp. Savings Plan Bankers Trust Company TR P.O. Box 1992 MS D5 Boston, MA 02105	29%	Record

Class I Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	26%	Record

	Investors Bank and Trust Company Cust. For Various Retirement Plans C/o Diversified Investment Advisors 4 Manhattanville Road MD2-41 Purchase, NY 10577	19%	Record

LifePath 2040 Portfolio	Siemens Corp. Savings Plan Bankers Trust Company TR P.O. Box 1992 MS D5 Boston, MA 02105	45%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	18%	Record

	State Street Bank and Trust Co. TTEE FBO Pacificorp K Plus Employee Savings & Stock Ownership Plan 300 S. Grand Avenue, 40th Floor Los Angeles, CA 90071	6%	Record

Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
LifePath Retirement Portfolio	Union Bank TR Nominee FBO Select Benefit Omnibus Account P.O. Box 85484 San Diego, CA 92186	99%	Record

LifePath 2010 Portfolio	Union Bank TR Nominee FBO Select Benefit Omnibus Account P.O. Box 85484 San Diego, CA 92186	40%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	30%	Record

	Counsel Trust Company FBO Beneco Inc. Polaris Plus Master #2 235 St. Charles Way Ste 100 York, PA 17402	18%	Record

Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
	Counsel Trust Company FBO Beneco Inc. Polaris Basic 235 St. Charles Way Ste 100 York, PA 17402	9%	Record

LifePath 2020 Portfolio	Union Bank TR Nominee FBO Select Benefit Omnibus Account P.O. Box 85484 San Diego, CA 92186	37%	Record

	SSBT As Trustee FBO Various Retirement Plans SRPS PO Box 1408 Milwaukee, WI 50329	19%	Record

	Counsel Trust Company FBO Beneco Inc. Polaris Plus Master #2 235 St. Charles Way Ste 100 York, PA 17402	16%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	14%	Record

	Counsel Trust Company FBO Beneco Inc. Polaris Basic 235 St. Charles Way Ste 100 York, PA 17402	9%	Record

LifePath 2030 Portfolio	Counsel Trust Company FBO Beneco Inc. Polaris Basic 235 St. Charles Way Ste 100 York, PA 17402	43%	Record

	Union Bank TR Nominee FBO Select Benefit Omnibus Account P.O. Box 85484 San Diego, CA 92186	26%	Record

	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of our Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	15%	Record

	Counsel Trust Company FBO Beneco Inc. Polaris Plus Master #2 235 St. Charles Way Ste 100 York, PA 17402	7%	Record

LifePath 2040 Portfolio	Counsel Trust Company FBO Beneco Inc. Polaris Plus Master #2 235 St. Charles Way Ste 100 York, PA 17402	61%	Record

Class R Shares	Name and Address of Shareholder	Percentage of Portfolio	Nature of Ownership
	Counsel Trust Company FBO Beneco Inc. Polaris Basic 235 St. Charles Way Ste 100 York, PA 17402	21%	Record

	Union Bank TR Nominee FBO Select Benefit Omnibus Account P.O. Box 85484 San Diego, CA 92186	8%	Record

	Counsel Trust Company FBO Beneco Inc. Polaris Plus Master 235 St. Charles Way Ste 100 York, PA 17402	7%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. BGFA provides investment advisory services to each Master Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.

As to each Master Portfolio, the Advisory Contract is subject to annual approval by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP or BGIF, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the Advisory Contract is terminable without penalty, on 60 days written notice by either party. The Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

Advisory Fees. BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has agreed to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has agreed to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of the Master Portfolio.

For the periods shown below, the corresponding Master Portfolio of each LifePath Portfolio paid BGFA the following advisory fees, without waivers:

Master Portfolio	Fiscal Year Ended 2/28/2001	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03
LifePath Retirement Master Portfolio	$528,430	$287,560	$125,456	$206,121
LifePath 2010 Master Portfolio	$1,352,005	$806,441	$364,517	$554,615
LifePath 2020 Master Portfolio	$2,573,465	$1,958,450	$886,213	$1,161,258
LifePath 2030 Master Portfolio	$1,594,090	$814,320	$326,689	$496,697
LifePath 2040 Master Portfolio	$2,896,354	$1,003,440	$249,155	$341,576

Underlying Funds. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the Barclays Global Investors Institutional Money Market Fund, which invests in a corresponding Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro-rata share of the Underlying Funds’ advisory fees, which are based on the aggregate net assets, as listed in the chart below.

Underlying Fund	Advisory Fee
MIP Active Stock Master Portfolio	0.25%
MIP CoreAlpha Bond Master Portfolio	0.25%
iShares S&P 500 Index Fund	0.09%
iShares S&P MidCap 400 Index Fund	0.20%
iShares Russell 2000 Index Fund	0.20%
iShares Russell MidCap Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI EAFE Index Fund	0.35%
iShares MSCI Emerging Markets Index Fund	0.75%
iShares Lehman Aggregate Bond Fund	0.20%
BGIF Institutional Money Market Fund	0.10%

Administrator. The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the LifePath Portfolios, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the LifePath Portfolios; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s Officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the LifePath Portfolios’ investment adviser. BGI also pays the compensation of the LifePath Portfolios’ Trustees, officers and employees who are affiliated with the Trust.

For providing such services, BGI is entitled to an annual fee of 0.50% of each LifePath Portfolio’s average daily net assets. Prior to April 1, 2003, BGI and Stephens Inc. (“Stephens”) served as co-administrators of the LifePath Portfolios. BGI has contracted with Investors Bank & Trust Company (“IBT”) to provide certain sub-administration services for the LifePath Portfolios, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

For the periods shown below, the LifePath Portfolios paid administration or co-administration fees as follows:

LifePath Portfolios	Fiscal Year Ended 2/28/2001	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03
LifePath Retirement Portfolio	$125,925	$162,853	$160,646	$241,216
LifePath 2010 Portfolio	$372,652	$495,002	$469,191	$717,135
LifePath 2020 Portfolio	$752,525	$1,526,565	$1,189,518	$1,565,996
LifePath 2030 Portfolio	$360,257	$498,320	$429,459	$660,573
LifePath 2040 Portfolio	$492,942	$418,184	$322,896	$463,514

Shareholder Servicing Arrangements. The LifePath Portfolios have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, “Shareholder Servicing Agents”) for the provision of certain services to LifePath Portfolio shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are LifePath Portfolio shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

Distribution Arrangements. SEI Investments Distribution Co. (“SEI”) is the distributor for the LifePath Portfolios’ shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers (“Selling Agents”).

Class R Sales Charges – The LifePath Portfolios may sell Class R shares without a sales charge to: (i) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants; (ii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with the Trust; (iii) a trust department of any financial institution purchasing shares of a LifePath Portfolio in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by the Trust, if the value of the shares of the LifePath Portfolio and other Funds of the Trust purchased or held by all such trusts exceeds $1 million in the aggregate; and (iv) “wrap accounts” maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with the Trust with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. LifePath Portfolio shares offered pursuant to this waiver may not be advertised as “no load,” or otherwise offered for sale at NAV without a wrap fee.

Class R Distribution Plan – The Trust has adopted on behalf of the Class R shares of the LifePath Portfolios, a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Rule”), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R shares

(the “Plan”). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the funds with the funds with higher asset levels paying a higher proportion of these costs.

The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R shares of the LifePath Portfolios offering such shares.

The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution- related services provided by it or to reimburse it for other distribution- related expenses. The LifePath Portfolios currently do not have a distribution plan in place for the Class I shares. Class I shareholders do not pay any fees for distribution services.

The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including the a majority of the Independent Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such disinterested Trustees.

In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BGFA, SEI or their affiliates in connection with the sale of Portfolio shares.

For the fiscal year ended December 31, 2003, BGIF paid the following distribution fees:

Master Portfolio	Fiscal Year Ended 12/31/03
LifePath Retirement Master Portfolio	$225
LifePath 2010 Master Portfolio	$7,993
LifePath 2020 Master Portfolio	$9,829
LifePath 2030 Master Portfolio	$3,447
LifePath 2040 Master Portfolio	$5,577

MIP Distribution Plan. MIP’s Board of Trustees has adopted, on behalf of each Master Portfolio, a “defensive” distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the “Plan”). The Plan was adopted by a majority of MIP’s Board of Trustees (including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP on October 10, 1995. The Plan provides that if any portion of a Master Portfolio’s advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

Custodian. IBT, concurrent with its appointment as sub-administrator for the LifePath Portfolios on October 21, 1996, also has been retained as custodian of each LifePath Portfolio’s investments and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios, receives and delivers all assets for the LifePath Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and pays all expenses of the LifePath Portfolios. IBT shall not be entitled to compensation for providing custody services to the LifePath Portfolios pursuant to the Custody Agreement so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.

Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the LifePath Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each LifePath Portfolio. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the LifePath Portfolios. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

Independent Auditors. PricewaterhouseCoopers LLP (“PwC”), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust’s financial statements for the fiscal year ended February 28, 2002, the fiscal period ended December 31, 2002, and the fiscal period ended December 31, 2003 were audited by PwC. KPMG LLP audited the financial statements for all other periods.

Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions, and certain expenses that are borne by the LifePath Portfolios, such as investment advisory fees, distribution fees payable as a result of a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, BGI has agreed to bear all costs of the LifePath Portfolios’ and the Trust’s operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other LifePath Portfolio materials.

Brokerage Commissions. Beginning on or about March 15, 2004, each corresponding Master Portfolio will purchase and sell those portfolio securities that are interests in Underlying Funds organized as Master Portfolios by dealing directly with the issuer—the Underlying Funds. Each Master Portfolio will purchase and sell those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

For the periods shown below when the Master Portfolios invested directly in a portfolio of securities, the corresponding Master Portfolio of each LifePath Portfolio paid the dollar amounts of brokerage commissions shown.

Master Portfolio	Fiscal Year Ended 2/28/2001	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03
LifePath Retirement Master Portfolio	$23,674	$16,486	$14,254	$17,289
LifePath 2010 Master Portfolio	$98,253	$50,567	$61,324	$39,471
LifePath 2020 Master Portfolio	$173,389	$147,905	$138,785	$74,204
LifePath 2030 Master Portfolio	$64,828	$47,141	$48,071	$64,368
LifePath 2040 Master Portfolio	$109,657	$33,244	$38,702	$56,394

Brokerage Commissions Paid to Affiliates. For the periods shown below, the corresponding Master Portfolios paid brokerage commissions to Barclays Global Investors Services (“BGIS”), a subsidiary of BGI, in the dollar amounts shown below.

Master Portfolio	Fiscal Year Ended 2/28/2001	Fiscal Year Ended 2/28/2002	Ten-Month Period Ended 12/31/2002	Fiscal Year Ended 12/31/03
LifePath Retirement Master Portfolio	$1,200	$3,021	$0	$0
LifePath 2010 Master Portfolio	$10,044	$9	$0	$0
LifePath 2020 Master Portfolio	$16,738	$33,241	$0	$0
LifePath 2030 Master Portfolio	$13,566	$0	$0	$0
LifePath 2040 Master Portfolio	$12,513	$10,266	$0	$0

As of December 31, 2003, the percentage of each Master Portfolio’s aggregate brokerage commissions paid to BGIS was as follows:

Master Portfolio	% of Aggregate Brokerage Commissions
LifePath Retirement Master Portfolio	0%
LifePath 2010 Master Portfolio	0%
LifePath 2020 Master Portfolio	0%
LifePath 2030 Master Portfolio	0%
LifePath 2040 Master Portfolio	0%

As of December 31, 2003, the percentage of each Master Portfolio’s aggregate dollar amount of transactions involving the payment of commissions effected through BGIS was as follows:

Master Portfolio	% of Aggregate Dollar Amt. of Transactions
LifePath Retirement Master Portfolio	0%
LifePath 2010 Master Portfolio	0%
LifePath 2020 Master Portfolio	0%
LifePath 2030 Master Portfolio	0%
LifePath 2040 Master Portfolio	0%

Securities of Regular Broker/Dealers. As of December 31, 2003, the corresponding Master Portfolio of each Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act) or their parents, as follows:

	Regular/Broker Dealer	Amount
LifePath Retirement	Citigroup Inc.	$623,077
	JP Morgan Chase & Co.	$172,668
	Morgan Stanley	$146,816
	UBS AG - Registered	$140,054
	Merrill Lynch & Co. Inc.	$129,558
	Goldman Sachs Group Inc. (The)	$104,456
	Deutsche Bank AG	$81,710
	Credit Suisse Group	$79,359
	Lehman Brothers Holdings Inc.	$46,795
	Schwab (Charles) Corp. (The)	$40,836

LifePath 2010	Citigroup Inc.	$1,899,075
	JP Morgan Chase & Co.	$573,025
	Morgan Stanley	$483,677
	Merrill Lynch & Co. Inc.	$418,409
	Goldman Sachs Group Inc. (The)	$355,823
	UBS AG - Registered	$321,679
	Deutsche Bank AG	$209,166
	Credit Suisse Group	$207,563
	Lehman Brothers Holdings Inc.	$157,606
	State Street Corp.	$131,502
	Schwab (Charles) Corp. (The)	$131,152
	Bear Stearns Companies Inc.	$57,564

LifePath 2020	Citigroup Inc.	$4,972,024
	JP Morgan Chase & Co.	$1,469,273
	Morgan Stanley	$1,224,587
	Merrill Lynch & Co. Inc.	$1,079,864
	UBS AG – Registered	$1,069,956
	ABN Amro Holding NV ADR	$908,055
	Royal Bank of Scotland Group Plc	$907,578
	Goldman Sachs Group Inc. (The)	$904,268
	Credit Suisse Group	$573,844
	Deutsche Bank AG	$511,975
	Lehman Brothers Holdings Inc.	$413,590
	Schwab (Charles) Corp. (The)	$313,085
	Bear Stearns Companies Inc. (The)	$130,079

LifePath 2030	Citigroup Inc.	$2,904,617
	JP Morgan Chase & Co.	$851,989
	Morgan Stanley	$716,141
	Wachovia Corp.	$676,347
	Merrill Lynch & Co. Inc.	$630,136
	Goldman Sachs Group Inc. (The)	$527,021
	Deutsche Bank AG	$308,196
	Credit Suisse Group	$273,933
	Lehman Brothers Holdings Inc.	$235,830
	Schwab (Charles) Corp. (The)	$185,758
	Bear Stearns Companies Inc. (The)	$82,828

LifePath 2040	Citigroup Inc.	$2,543,593
	Bank of America Corp.	$1,311,733
	JP Morgan Chase & Co.	$691,589
	Morgan Stanley	$595,830
	Merrill Lynch & Co. Inc.	$512,777
	Goldman Sachs Group Inc. (The)	$437,374
	Deutsche Bank AG	$319,964
	Credit Suisse Group	$270,933
	Lehman Brothers Holdings Inc.	$202,471
	Schwab (Charles) Corp. (The)	$152,653
	Bear Stearns Companies Inc. (The)	$78,191

DETERMINATION OF NET ASSET VALUE

NAV per share for each LifePath Portfolio, as a Feeder Fund, will reflect the NAV of its respective Master Portfolio, which is described in more detail below under “Pricing of Securities”. NAV for a Master Portfolio is determined on each day the Master Portfolio is open for trading. The assets of each Master Portfolio consist of shares of the Underlying Funds, along with government securities and short-term paper, which are determined as described below.

Determination of NAV for the Underlying Master Portfolios.

The following discussion regarding the determination of NAV relates to the Underlying Master Portfolios. Therefore, the term “Master Portfolio” refers to each of those Underlying Master Portfolios and not to the LifePath Master Portfolios.

The securities of each Master Portfolio are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of an investment company, other than investment companies whose shares are traded on an exchange, will be valued at the fund’s published NAV per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. MIP’s Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority and duty to make any valuation decisions as the Board deems appropriate.

Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of each Master Portfolio’s interests.

Determination of NAV of Underlying iShares MSCI Emerging Markets Index Fund.

The following discussion regarding the determination of NAV relates to the Underlying iShares MSCI Emerging Markets Index Fund. Therefore, the term “Fund” refers to that fund and not to the LifePath Portfolios.

The NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV.

In computing the Fund’s NAV, the Fund’s securities holdings are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of investment companies, other than investment companies whose shares are traded on an exchange, will be valued at the fund’s published net asset value per share.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s pricing policy. The Board has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

Currency values generally are converted into U.S. Dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI if BGFA concludes that a different rate is more appropriate. Any such use of a different rate from the rate used by MSCI may adversely affect the Fund’s ability to track its Underlying Index.

Determination of NAV for the Underlying iShares Lehman Aggregate Bond Fund.

The following information supplements and should be read in conjunction with the section in the prospectus entitled Determination of Net Asset Value.

The NAV of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. NAV is calculated by IBT and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing the Fund’s NAV, fixed income securities are normally valued based on information provided by the Fund’s Index Provider. Fixed income securities are normally valued using data that reflects the latest quoted bid prices as of 3:00 p.m. Eastern time, the generally observed close of the U.S. bond markets. Other portfolio securities and instruments are normally valued using market quotations. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost. Securities held under a repurchase agreement generally will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. The Trust’s Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains authority to make any valuation decisions as the Board deems appropriate. The Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

The approximate value of iShares of the Fund will be disseminated every fifteen seconds throughout the trading day. This approximate value should not be viewed as a “real-time” update of the NAV per iShare of the Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Fund is not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

The disseminated approximate value of iShares of the Fund is determined by third-party pricing services using price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund and also may trade in iShares of the Fund. No third-party pricing service, broker-dealer providing prices to such service, or any other entity involved in, or responsible for, the calculation or dissemination of the approximate value makes any warranty or guarantee as to the accuracy or completeness of any such prices or approximate value, and such entities shall not have any liability to Fund investors for any errors, omissions or interruptions therein.

Determination of NAV for all other Underlying iShares Funds.

The following discussion regarding the determination of NAV relates to the Underlying iShares Funds. Therefore, the term “Fund” or “Funds” refers to those funds and not to the LifePath Portfolios.

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund’s NAV, the Fund’s securities holdings are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. The Trust’s Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

The approximate value of iShares of each Fund is disseminated every fifteen seconds throughout the trading day by the applicable Listing Exchange or other information providers, such as Bloomberg. This approximate value should not be viewed as a “real-time” update of the NAV of any Fund, because it may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Valuation of the Underlying Money Market Fund.

The following discussion regarding Valuation relates to the Underlying Money Market Fund. Therefore, the term “Fund” refers to that fund and not to the LifePath Portfolios.

The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Terms of Purchase. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the LifePath Portfolios.

In-Kind Purchases. Payment for shares of a LifePath Portfolio may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each LifePath Portfolio immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

Suspension of Redemption or Payment of Redemption Proceeds. The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, a LifePath Portfolio may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings) (ii) trading is on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

Pricing of Securities. The assets of each Master Portfolio consist of shares of the Underlying Funds, which are valued as described above. The assets of the Master Portfolios are valued as follows:

Shares of the Underlying Funds for which the primary market is a national securities or commodities exchange or foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices.

Shares of or interests in the Underlying Funds whose shares are not traded on an exchange will be valued at the fund’s published NAV per share as of the time at which the Master Portfolios calculate the value of their assets.

U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI’s Pricing Policy. MIP’s Board of Trustees has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities (normally, shares of the Underlying Funds) are placed on behalf of each Master Portfolio by BGFA, either by itself or through its affiliates, pursuant to authority contained in each Master Portfolio’s Advisory Contract. A Master Portfolio will not incur any commissions or sales charges when it invests in those Underlying Funds that are themselves Master Portfolios or the Underlying Money Market Fund, but may incur commissions or sales charges when it invests in those Underlying Funds that are Underlying iShares Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled “Taxes.” The Prospectuses generally describe the federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986 (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding LifePath Portfolio shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a LifePath Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. It is intended that each LifePath Portfolio and Underlying Fund (each, a “RIC”) qualify as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the RIC’s shareholders. Each RIC will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each RIC, even though each RIC is a series of a trust. Furthermore, each RIC will separately determine its income, gains and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each RIC must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a regulated investment company’s principal business of investing in stock or securities. Each RIC must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the RIC’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the RIC controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a RIC may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each RIC generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A RIC generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a RIC generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a RIC may make the distributions in the following taxable year. Furthermore, if a RIC declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the RIC and its shareholders will be treated as if the RIC paid the distribution by December 31 of the first taxable year. Each RIC intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate RIC-level federal income taxation of such income and gain. However, no assurance can be given that a RIC will not be subject to federal income taxation.

Excise Tax. A 4% nondeductible excise tax will be imposed on each RIC’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each RIC intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a RIC will not be subject to the excise tax.

Capital Loss Carry-Forwards. A RIC is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A RIC’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to RIC-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The RICs cannot carry back or carry forward any net operating losses.

Equalization Accounting. Each RIC may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a RIC’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a RIC to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a RICs’s total returns, it may reduce the amount that the RIC would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on RIC distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the RICs, and thus the use of this method may be subject to IRS scrutiny.

Investment through Master Portfolios. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the corresponding Master Portfolio, as disregarded from the LifePath Portfolio) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio’s assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Underlying Fund.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

Taxation of Distributions. For federal income tax purposes, a RIC’s earnings and profits, described above, are determined at the end of the RIC’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a RIC’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the RIC, generally are deemed to be taxable distributions and must be reported on each RIC shareholder’s federal income tax return. Distributions in excess of a RIC’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in its RIC shares and then capital gain. A RIC may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a RIC as a capital gain distribution will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the RIC’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held RIC shares. Each RIC will designate capital gains distributions, if any, in a written notice mailed by the RIC to its shareholders not later than 60 days after the close of the RIC’s taxable year.

Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her LifePath Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such LifePath Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a LifePath Portfolio, explained further below, may be required to treat a loss on the sale or exchange of LifePath Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges LifePath Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the LifePath Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the LifePath Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the LifePath Portfolio will be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the LifePath Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the LifePath Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a LifePath Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a LifePath Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their LifePath Portfolio shares. If less than 95% of the LifePath

Portfolio’s income is attributable to qualified dividend income, then only the portion of the LifePath Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A LifePath Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual LifePath Portfolio shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the LifePath Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of LifePath Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual LifePath Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the LifePath Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the LifePath Portfolios are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on LifePath Portfolio distributions attributable to dividends received by the LifePath Portfolio attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisors and financial planners.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a LifePath Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by a LifePath Portfolio to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of LifePath Portfolio shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, LifePath Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of eleven separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the LifePath Portfolio’s investment objective or fundamental investment policies.

Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio’s fundamental investment policy would be voted upon only by shareholders of the LifePath Portfolio. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a LifePath Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each LifePath Portfolio and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Master Portfolios. The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP.

Whenever a LifePath Portfolio, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will hold a meeting of its shareholders to consider such matters. The LifePath Portfolio will cast its votes in proportion to the votes received from its shareholders. Shares for which the LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders. If the Master Portfolio’s investment objective or policies are changed, the LifePath Portfolio may elect to change its objective or policies to correspond to those of the Master Portfolio. The LifePath Portfolio may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the LifePath Portfolio’s portfolio in accordance with its objective. In the latter case, the LifePath Portfolio’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the LifePath Portfolio.

MIP is an open-end, series management investment companies organized as a Delaware statutory trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP’s Declaration of Trust provides that its investors would be personally responsible for MIP’s liabilities and obligations, but only to the extent MIP’s property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP’s obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Proxy Voting Policies of the Master Portfolios. The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the LifePath Portfolios invest.

The MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. The MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA’s proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of a Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios’

affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolios investing in such issuer; and

•	BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios’ affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having any influence on BGFA’s proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA’s independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary’s instructions.

ADDITIONAL INFORMATION ON THE LIFEPATH PORTFOLIOS

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios including additional information on performance. Shareholders may obtain a copy of the Trust’s most recent annual reports without charge by calling 1 877 BGI 1544 (1 877 244 1544) or emailing the Fund at BGIFUNDS@seic.com

The Registration Statement, including the Prospectuses for the LifePath Portfolios, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust’s official sales literature in connection with the offer of the Portfolios’ shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

FINANCIAL STATEMENTS

The audited financial statements, including the schedule of investments, financial highlights and independent auditors’ reports for the fiscal period ended December 31, 2003 for each LifePath Portfolio and corresponding LifePath Master Portfolio are hereby incorporated by reference to the Trust’s Annual Report, as filed with the SEC on March 10, 2004. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

APPENDIX

Description of certain ratings assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc. (“Fitch”):

S&P Bond Ratings

“AAA”

Bonds rated “AAA” have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

“AA”

Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

“A”

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

“BBB”

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

“BB”

Bonds rated “BB” have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

“B”

Bonds rated “B” have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

“CCC”

Bonds rated “CCC” are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“CC”

Bonds rated “CC” are currently highly vulnerable to nonpayment. Bonds rated “CC” are subordinate to senior debt rated “CCC.”

“C”

Bonds rated “C” are currently highly vulnerable to nonpayment. Bonds rated “C” are subordinate to senior debt rated “CCC.” The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Bonds rated “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that are currently paying.

“D”

Bonds rated “D” are currently in default, where payment of interest and/or repayment of principal is in arrears.

S&P Commercial Paper Ratings

A-1 – Bonds rated A-1 are rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Bonds rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Bonds rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Bonds rated B are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Bonds rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Bonds rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Bond Ratings

“Aaa”

Bonds that are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”

Bonds that are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”

Bonds that are rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”

Bonds that are rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”

Bonds that are rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”

Bonds that are rated “B” generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”

Bonds that are rated “Caa” are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”

Bonds that are rated “Ca” are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

“C”

Bonds that are rated “C” are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers “1,” “2” and “3” to show relative standing within the major rating categories, except in the “Aaa” category. The modifier “1” indicates a ranking for the security in the higher end of a rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of a rating category.

Moody’s Commercial Paper Ratings

The rating (“P-1”) Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers of “P-1” paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated (“P-2”) Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated (“P-3”) Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Issuers rated “Not Prime” have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch Bond Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

“AAA”

Bonds rated “AAA” are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”

Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated “F-1+.”

“A”

Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”

Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB”

Bonds rated “BB” are considered to be speculative and have a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B”

Bonds rated “B” are considered to be highly speculative and indicate that significant credit risk is present. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C”

Bonds rated “CCC,” “CC” and “C” are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“DDD,” “DD” and “D”

Bonds rated “DDD,” “DD” and “D” are currently in default. The ratings of bonds in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch’s bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

“F-1+”

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3”

Fair Credit Quality. Issues assigned this rating reflect the capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade status.

“B”

Speculative. Issues assigned this rating reflect minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C”

High Default Risk. Issues assigned this rating reflect the real possibility of default. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business environment.

“D”

Default. Issues assigned this rating reflect actual or imminent payment default.

BARCLAYS GLOBAL INVESTORS FUNDS

FILE NO. 33-54126; 811-7332

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit	Description
(a)	Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(b)	By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(c)	Not applicable.

(d)	Not applicable.

(e)	Distribution Agreement between SEI Investments Distribution Co. (“SEI”) and Barclays Global Investors Funds (“BGIF”) on behalf of the Funds, dated April 1, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.

(f)	Not applicable.

(g)	Custody Agreement with Investors Bank & Trust Company (“IBT”) on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(h)(1)	Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(h)(2)	Shareholder Servicing Plan and form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

Exhibit	Description
(h)(3)	Administration Agreement between Barclays Global Investors, N.A. (“BGI”) and BGIF on behalf of the Funds, dated April 1, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.

(h)(4)	Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

(h)(5)	Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

(h)(6)	Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

(i)	Opinion and Consent of Counsel (Morrison & Foerster LLP), filed herewith.

(j)(1)	Consent of Independent Auditors (PricewaterhouseCoopers LLP), filed herewith.

(j)(2)	Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat, W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(n)	Rule 18f-3 Multi-Class Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.

(p)(1)	Joint Code of Ethics of BGIF and Master Investment Portfolio (“MIP”), incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

(p)(2)	Code of Ethics of BGFA, incorporated by reference to Post Effective Amendment No. 30, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

Item 24. Persons Controlled by or Under Common Control with the Fund

As of February 27, 2004, each Fund listed below owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a Fund in the table below is identified as the beneficial owner of more than 25% of the corresponding Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

Fund	Corresponding Master Portfolio	Percentage of beneficial interests held
Asset Allocation Fund	Asset Allocation Master Portfolio (MIP)	100%
Bond Index Fund	Bond Index Master Portfolio (MIP)	22%
Institutional Money Market Fund	Money Market Master Portfolio (MIP)	91%
LifePath Retirement Portfolio	LifePath Retirement Master Portfolio (MIP)	66%
LifePath 2010 Portfolio	LifePath 2010 Master Portfolio (MIP)	76%
LifePath 2020 Portfolio	LifePath 2020 Master Portfolio (MIP)	84%
LifePath 2030 Portfolio	LifePath 2030 Master Portfolio (MIP)	81%
LifePath 2040 Portfolio	LifePath 2040 Master Portfolio (MIP)	84%
Money Market Fund	Money Market Master Portfolio (MIP)	2%
Prime Money Market Fund	Prime Money Market Master Portfolio (MIP)	94%
S&P 500 Stock Fund	S&P 500 Index Master Portfolio (MIP)	38%

Item 25. Indemnification.

Section 10.02 of the Registrant’s Agreement and Declaration of Trust provides:

(a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26. Business and Other Connections of Investment Adviser.

The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA’s business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on April 14, 2003 with the SEC (File No. 801-22609) and is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) The Registrant’s distributor, SEI, acts as distributor or placement agent for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors’ Inner Circle Fund, STI Classic Funds, The Arbor Fund, Bishop Street Funds, STI Classic Variable Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Armada Funds, Expedition Funds, Oak Associates Funds, The Nevis Fund, Inc., CNI Charter Funds, The Armada Advantage Fund, Amerindo Funds Inc., iShares, Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, First Focus Funds, Inc., JohnsonFamily Funds, Inc., The MDL Funds, Causeway Capital Management Trust, The Japan Fund, Inc., and Master Investment Portfolio. SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) The following is information with respect to each director, officer or partner of SEI. The principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Positions and Offices with SEI	Positions and Offices with BGIF
Alfred P. West, Jr.	Director, Chairman of the Board	N/A
Richard B. Lieb	Director, Executive Vice President	N/A
Carmen V. Romeo	Director	N/A
Mark J. Held	President & Chief Executive Officer	N/A
Dennis J. McGonigle	Executive Vice President	N/A
Robert M. Silvestri	Chief Financial Officer & Treasurer	N/A
Todd Cipperman	Senior Vice President & General Counsel	N/A

Name	Positions and Offices with SEI	Positions and Offices with BGIF
Carl A. Guarino	Senior Vice President	N/A
Jack May	Senior Vice President	N/A
Kevin P. Robins	Senior Vice President	N/A
Patrick K. Walsh	Senior Vice President	N/A
Wayne M. Withrow	Senior Vice President	N/A
Robert Aller	Vice President	N/A
John D. Anderson	Vice President & Managing Director	N/A
Timothy D. Barto	Vice President & Assistant Secretary	N/A
Robert Crudup	Vice President & Managing Director	N/A
Richard A. Deak	Vice President & Assistant Secretary	N/A
Scott W. Dellorfano	Vice President & Managing Director	N/A
Barbara Doyne	Vice President	N/A
Jeff Drennen	Vice President	N/A
Scott C. Fanatico	Vice President & Managing Director	N/A
Vic Galef	Vice President & Managing Director	N/A
Steven A. Gardner	Vice President & Managing Director	N/A
Lydia A. Gavalis	Vice President & Assistant Secretary	N/A
Greg Gettinger	Vice President & Assistant Secretary	N/A
Kathy Heilig	Vice President	N/A
Jeff Jacobs	Vice President	N/A
Brigit Jenson	Vice President	N/A
Samuel King	Vice President	N/A
John Kirk	Vice President & Managing Director	N/A
Kim Kirk	Vice President & Managing Director	N/A
John Krzeminski	Vice President & Managing Director	N/A
Karen LaTourette	Secretary	N/A
Alan H. Lauder	Vice President	N/A
Paul Lonergan	Vice President & Managing Director	N/A
Ellen Marquis	Vice President	N/A
Christine M. McCullough	Vice President & Assistant Secretary	N/A
Carolyn McLaurin	Vice President & Managing Director	N/A
Mark Nagle	Vice President	N/A
Joanne Nelson	Vice President	N/A
Rob Redican	Vice President	N/A
Maria Rinehart	Vice President	N/A
Steve Smith	Vice President	N/A
Daniel Spaventa	Vice President	N/A
Kathryn L. Stanton	Vice President	N/A
Sherri K. Vetterlein	Vice President & Assistant Secretary	N/A
Lori L. White	Vice President & Assistant Secretary	N/A
William E. Zitelli, Jr.	Vice President & Assistant Secretary	N/A

(c) Not applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

(b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456 .

(d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29. Management Services.

Other than as set forth under the caption “Management” in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 15th day of March, 2004.

MASTER INVESTMENT PORTFOLIO

By: /s/ Michael A. Latham
Michael A. Latham
Secretary and Treasurer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the 1940 Act, this Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title
/s/ Michael A. Latham Michael A. Latham	Secretary and Treasurer (Principal Financial and Accounting Officer)	March 15, 2004

* (Mary G. F. Bitterman)	Trustee	March 15, 2004

* (Jack S. Euphrat)	Trustee	March 15, 2004

* (W. Rodney Hughes)	Trustee	March 15, 2004

* (Lee T. Kranefuss)	Chairman, President and Trustee (Principal Executive Officer)	March 15, 2004

* (Richard K. Lyons)	Trustee	March 15, 2004

* (Leo Soong)	Trustee	March 15, 2004

*By: /s/ Michael A. Latham
Michael A. Latham
As Attorney-in-Fact pursuant to powers of attorney as previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement on Form N-1A, pursuant to the Rule 485(b) under the Securities Act of 1933, has been signed on behalf of Barclays Global Investors Funds by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 15th day of March, 2004.

BARCLAYS GLOBAL INVESTORS FUNDS

By:	/s/ Michael A. Latham
Michael A. Latham
Secretary and Treasurer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title
/s/ Michael A. Latham (Michael A. Latham)	Secretary and Treasurer (Principal Financial and Accounting Officer)

* (Mary G. F. Bitterman)	Trustee

* (Jack S. Euphrat)	Trustee

* (W. Rodney Hughes)	Trustee

* (Lee T. Kranefuss)	Chairman, President and Trustee (Principal Executive Officer)

* (Richard K. Lyons)	Trustee

* (Leo Soong)	Trustee

*By:	/s/ Michael A. Latham
Michael A. Latham
As Attorney-in-Fact pursuant to powers of attorney as previously filed
March 15, 2004

BARCLAYS GLOBAL INVESTORS FUNDS

SEC FILE Nos. 33-54126; 811-7332

EXHIBIT INDEX

Exhibit Number	Description
Exhibit (i)	• Opinion and Consent of Counsel - Morrison & Foerster LLP

Exhibit (j)(1)	• Consent of Independent Auditors - PricewaterhouseCoopers LLP